INCENTIVE LIFE
                                    PLUS (SM)


                                Propectus Dated
                                 July 15, 1998


Incentive Life Plus is a flexible premium variable life insurance policy issued by The Equitable Life Assurance Society of the United States (Equitable).

The policy offers flexible premium payments, a choice of two death benefit options, increases and decreases to the policy's Face Amount of insurance and a choice of funding options, including a guaranteed interest option and the following seventeen investment portfolios:


                              INVESTMENT PORTFOLIOS
------------------------------------------------------------------------------------------------
o Alliance Money Market      o BT Equity 500 Index            o MFS Research
o Alliance High Yield        o BT Small Company Index         o MFS Emerging Growth Companies
o Alliance Common Stock      o BT International Equity Index  o Morgan Stanley Emerging Markets
o Alliance Aggressive Stock  o JPM Core Bond                    Equity
o Alliance Small Cap Growth  o Lazard Large Cap Value         o EQ/Putnam Growth & Income Value
                             o Lazard Small Cap Value         o EQ/Putnam Investors Growth
                                                              o EQ/Putnam International Equity
------------------------------------------------------------------------------------------------

We do not guarantee the investment performance of these investment portfolios, which involve varying degrees of risk.

Although premiums are flexible, additional premiums may be required to keep the policy in effect. The policy may terminate if its value (net of any policy loan and surrender charge) is too small to pay the policy's monthly charges. The policy can be guaranteed to stay in force regardless of investment performance through the death benefit guarantee provision (if available in your state).

You can borrow against or withdraw money from the policy, within limits. Loans and withdrawals will reduce the policy's death benefit and cash surrender value. You can also surrender the policy. A surrender charge will apply if you surrender the policy during the first fifteen policy years or within fifteen years after certain Face Amount increases. This charge may also apply if you reduce the Face Amount or if the policy terminates.

Your Equitable agent can provide you with information about all forms of life insurance available from us and help you decide which may best meet your needs. Replacing existing insurance with an Incentive Life Plus or other policy may not be to your advantage.

You may examine the policy for a limited period and cancel it for a full refund of premiums paid.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS PROSPECTUS CONTAINS INFORMATION THAT SHOULD BE KNOWN BEFORE INVESTING IN INCENTIVE LIFE PLUS. THIS PROSPECTUS IS NOT VALID UNLESS IT IS ATTACHED TO CURRENT PROSPECTUSES FOR BOTH THE HUDSON RIVER TRUST AND THE EQ ADVISORS TRUST.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Copyright 1998 The Equitable Life Assurance Society of the United States.
                              All rights reserved.

EVM-124 (EDI)

                                TABLE OF CONTENTS

                                                                   PAGE
                                                                   ----

SUMMARY OF INCENTIVE LIFE PLUS FEATURES...............................3
PART 1 --  DETAILED INFORMATION ABOUT EQUITABLE AND
           INCENTIVE LIFE PLUS INVESTMENT CHOICES.....................9
           THE COMPANY THAT ISSUES INCENTIVE LIFE PLUS................9
              Equitable...............................................9
           THE SEPARATE ACCOUNT AND THE TRUSTS........................9
              The Separate Account....................................9
              The Trusts..............................................9
              HRT's Manager And Investment Adviser...................10
              EQAT's Manager.........................................10
              EQAT's Investment Advisers.............................10
              Investment Policies And Objectives Of The Trusts'
                Portfolios...........................................11
           THE GUARANTEED INTEREST ACCOUNT...........................13
              Adding Interest In The Guaranteed Interest Account.....13
              Transfers Out Of The Guaranteed Interest Account.......14
PART 2 --  DETAILED INFORMATION ABOUT INCENTIVE LIFE PLUS............14
           FLEXIBLE PREMIUMS.........................................14
              Planned Periodic Premiums And Specified Premiums.......14
              Premium And Monthly Charge Allocations.................14
           DEATH BENEFITS............................................15
              Guaranteeing The Death Benefit.........................15
           CHANGES IN INSURANCE PROTECTION...........................16
              Changing The Face Amount...............................16
              Changing The Death Benefit Option......................17
              Substitution Of Insured Person.........................17
              When Policy Changes Go Into Effect.....................17
           MATURITY BENEFIT..........................................17
           LIVING BENEFIT OPTION.....................................18
           ADDITIONAL BENEFITS MAY BE AVAILABLE......................18
           YOUR POLICY ACCOUNT VALUE.................................18
              Amounts In The Separate Account........................18
              How We Determine The Unit Value........................19
              Transfers Of Policy Account Value......................19
              Automatic Transfer Service.............................19
              Telephone Transfers....................................19
              Charge For Transfers...................................20
           BORROWING FROM YOUR POLICY ACCOUNT........................20
              How To Request A Loan..................................20
              Policy Loan Interest...................................20
              When Interest Is Due...................................21
              Repaying The Loan......................................21
              The Effects Of A Policy Loan...........................21
           PARTIAL WITHDRAWALS AND SURRENDER.........................21
              Partial Withdrawals....................................21
              Surrender For Net Cash Surrender Value.................21
           DEDUCTIONS AND CHARGES....................................22
              Deductions From Premiums...............................22
              Deductions From Your Policy Account....................22
              Charge Against The Separate Account....................24
              Charges Of The Trusts..................................24
              Surrender Charges......................................24
              Purpose Of Policy Charges..............................25
           ADDITIONAL INFORMATION ABOUT INCENTIVE LIFE PLUS..........25
              Your Policy Can Terminate..............................25
              You May Restore A Policy After It Terminates...........26
              Policy Periods, Anniversaries, Dates And Ages..........26
           TAX EFFECTS...............................................27
              Policy Proceeds........................................27
              Policy Terminations....................................28
              Living Benefits........................................28
              Diversification........................................28
              Policy Changes.........................................29
              Tax Changes............................................29
              Estate And Generation Skipping Taxes...................29
              Pension And Profit-Sharing Plans.......................29
              Trade Or Business Entity Owns Or Is Directly Or
                Indirectly A Beneficiary Of The Policy...............29
              Other Employee Benefit Programs........................30
              Our Taxes..............................................30
              When We Withhold Income Taxes..........................30
PART 3 --  ADDITIONAL INFORMATION....................................30
           YOUR VOTING PRIVILEGES....................................30
              Trust Voting Privileges................................30
              How We Determine Your Voting Shares....................30
              Separate Account Voting Rights.........................31
           OUR RIGHT TO CHANGE HOW WE OPERATE........................31
           OUR REPORTS TO POLICYOWNERS...............................31
           LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY...............31
           YOUR PAYMENT OPTIONS......................................32
           YOUR BENEFICIARY..........................................32
           ASSIGNING YOUR POLICY.....................................32
           WHEN WE PAY POLICY PROCEEDS...............................32
           DIVIDENDS.................................................32
           REGULATION................................................32
           SPECIAL CIRCUMSTANCES.....................................33
           DISTRIBUTION..............................................33
           LEGAL PROCEEDINGS.........................................33
           ACCOUNTING AND ACTUARIAL EXPERTS..........................33
           ADDITIONAL INFORMATION....................................33
           YEAR 2000 PROGRESS........................................34
           MANAGEMENT................................................34
PART 4 --  ILLUSTRATIONS OF POLICY BENEFITS..........................38
           INDIVIDUAL ILLUSTRATIONS..................................38
SEPARATE ACCOUNT FP FINANCIAL STATEMENTS..........................FSA-1
EQUITABLE FINANCIAL STATEMENTS......................................F-1
APPENDIX A -- COMMUNICATING PERFORMANCE DATA........................A-1
                 LONG-TERM MARKET TRENDS............................A-1
                 AVERAGE ANNUAL RATES OF RETURN.....................A-2

--------------------------------------------------------------------------------

In this prospectus "we," "our" and "us" mean Equitable, a New York stock life insurance company. "You" and "your" mean the owner of the policy. The term "Equitable agent" or "agent", as used herein, means a Registered Representative authorized to sell the policies on Equitable's behalf. We refer to the person who is covered by the policy as the "insured person" because the insured person and the policyowner may not be the same. Unless indicated otherwise, the discussion in this prospectus assumes that there is no policy loan outstanding and that the policy is not in a grace period.

THE POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. EQUITABLE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY EQUITABLE.

                        WHAT IS VARIABLE LIFE INSURANCE?

Variable life insurance is one kind of permanent cash value life insurance. Like other kinds of permanent cash value life insurance, such as whole life and universal life insurance, variable life insurance generally provides two benefits: an income tax-free death benefit and a cash value with potential earnings growth which is tax deferred.

What sets variable life insurance apart from universal life and whole life is that variable life insurance allows the policyowner to direct premiums to different variable investment fund options. This enables a policyowner to harness the growth potential of, for example, the equity markets, but the policyowner also bears the risk of investment losses. In contrast, whole life insurance provides a minimum guaranteed cash value and universal life applies a minimum guaranteed interest rate to premiums. Some variable life insurance policies offer some of the other features of universal or whole life such as premium flexibility (universal life), face amount increases (universal life) or death benefit guarantees (whole life).

Equitable offers an array of permanent cash value insurance products and your Equitable agent can help you determine which product best suits your insurance needs.

                     SUMMARY OF INCENTIVE LIFE PLUS FEATURES

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE TERMS OF THE POLICY WHEN ISSUED AND THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS (SEE TABLE OF CONTENTS ON OPPOSITE PAGE).

PUTTING MONEY INTO THE POLICY

FLEXIBLE PREMIUMS

o Premiums may be invested whenever and in whatever amount you determine, within limits. Other than the minimum initial premium, there are no scheduled or required premium payments (however, under certain conditions, additional premiums may be needed to keep a policy in effect). See FLEXIBLE PREMIUMS in Part 2 of this prospectus.

POLICY ACCOUNT

o Net premiums are put in your Policy Account and can be allocated to a Guaranteed Interest Account and to one or more funds of Equitable's Separate Account FP (each a Fund, and together, the Funds or the Separate Account). The Funds invest in corresponding portfolios of The Hudson River Trust (HRT) or the EQ Advisors Trust (EQAT), each of which is a mutual fund. See THE SEPARATE ACCOUNT and THE TRUSTS, both in Part 1 of this prospectus.

o Transfers can be made among the various funding options, BUT TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT CAN ONLY BE MADE DURING A LIMITED TIME AND IN LIMITED AMOUNTS. See TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT in Part 1 of this prospectus for a description of these limitations. Transfers into the Guaranteed Interest Account and among the Funds may generally be made at any time and are subject to certain minimum transfer amounts. See TRANSFERS OF POLICY ACCOUNT VALUE in Part 2 of this prospectus.

o There is no minimum guaranteed cash value for amounts allocated to the Funds. The value of amounts allocated to the Guaranteed Interest Account will depend on the interest rates declared and guaranteed each year by Equitable (4% minimum, before deductions). See THE GUARANTEED INTEREST ACCOUNT in Part 1 of this prospectus.

TAKING MONEY OUT OF THE POLICY

o Loans may be taken against 90% of a policy's Cash Surrender Value (Policy Account value less any applicable surrender charge) subject to certain conditions. Loan interest accrues daily at a rate determined annually. Currently, amounts set aside to secure the loan earn interest at a rate 1% lower than the rate charged for policy loan interest. See BORROWING FROM YOUR POLICY ACCOUNT in Part 2 of this prospectus.

o Partial Withdrawals of Net Cash Surrender Value (Cash Surrender Value less any loan and accrued loan interest) may be taken after the first policy year, subject to our approval and certain conditions. See PARTIAL WITHDRAWALS in Part 2 of this prospectus.

o The policy may be surrendered for its Net Cash Surrender Value, less any lien securing a Living Benefit payment, at which time insurance coverage will end. See SURRENDER FOR NET CASH SURRENDER VALUE in Part 2 of this prospectus.

INSURANCE PROTECTION FEATURES

DEATH BENEFITS

o    Option A, a fixed benefit equal to the policy's Face Amount.

o Option B, a variable benefit equal to the Face Amount plus the Policy Account value.

o In some cases a higher death benefit may apply in order to meet Federal income tax law requirements. See DEATH BENEFITS in Part 2 of this prospectus.

o After the first policy year, you can increase the Face Amount. After the second policy year, you can decrease the Face Amount or change your death benefit option. Conditions apply to Face Amount and death benefit option changes. The minimum Face Amount is generally $50,000. See CHANGES IN INSURANCE PROTECTION in Part 2 of this prospectus.

o After the second policy year, you may be able to substitute the insured person. See SUBSTITUTION OF INSURED PERSON in Part 2 of this prospectus.

DEATH BENEFIT GUARANTEE

o The death benefit guarantee provision guarantees that, under certain conditions, the policy will remain in force even if the Net Cash Surrender Value is insufficient to pay the monthly policy charges. The death benefit guarantee provision is not available in New York and New Jersey. In those states a 3-Year no lapse guarantee provision will apply. See GUARANTEEING THE DEATH BENEFIT in Part 2 of this prospectus for a description of these provisions and the conditions that apply.

MATURITY BENEFIT

o A maturity benefit equal to the amount in your Policy Account, less any policy loan, any lien securing a Living Benefit payment and accrued interest, is payable on the policy anniversary nearest the insured person's 100th birthday (Final Policy Date), if the insured person is still living on that date. See MATURITY BENEFIT in Part 2 of this prospectus.

LIVING BENEFIT

o The Living Benefit rider enables the policyowner to receive a portion of the policy's death benefit (excluding death benefits payable under certain riders) if the insured person has a terminal illness. The Living Benefit rider will be added to most policies at issue for no additional cost. See LIVING BENEFIT OPTION in Part 2 of this prospectus.

ADDITIONAL BENEFITS

o Disability waiver; accidental death; term insurance, including term insurance on an additional insured person, children's term insurance, and first-to-die term insurance; option to purchase additional insurance; and designated insured option riders are available. You may be able to reduce your costs by purchasing a term insurance rider on the insured person. See ADDITIONAL BENEFITS MAY BE AVAILABLE in Part 2 of this prospectus.

DEDUCTIONS AND CHARGES

FROM PREMIUMS (See DEDUCTIONS FROM PREMIUMS in Part 2 of this prospectus.)

o Charge for taxes imposed by states and other jurisdictions. Such charges currently range from .70% to 5% (Virgin Islands).

o Premium Sales Charge ranging from 3% to 6% of premiums paid, depending upon the Face Amount. Equitable currently intends to stop deducting this charge once premiums paid equal a specified amount.

FROM THE POLICY ACCOUNT (See DEDUCTIONS FROM YOUR POLICY ACCOUNT in Part 2 of this prospectus.)

o Administrative charge during the first or first and second policy years ranging from $20 per month to $55 per month depending upon the initial Face Amount and the insured person's age. During subsequent years, the monthly administrative charge ranges from $6 to $8. We may increase this charge, but we guarantee that it will never exceed $10 per month.

o Current monthly cost of insurance rates for preferred risk insureds range from $0.05 per thousand of net amount at risk at the younger ages to $50.00 per thousand of net amount at risk at the oldest age (99). The net amount at risk is the difference between the Policy Account value and the current death benefit. Guaranteed cost of insurance rates for preferred risk insureds range from $0.06 (younger ages) to $83.33 (age 99).

o    Monthly charge for any additional insurance benefits.

o    Certain policy transactions will result in the following charges:

     o Transfers -- Currently, we charge $25 per transfer after the twelfth transfer in a policy year. We reserve the right to charge $25 per transfer.

     o Partial Withdrawals -- An expense charge of $25 or 2% of the amount requested, whichever is less, is made for each partial withdrawal.

     o Face Amount Increases -- An administrative charge of $1.50 for each additional $1,000 of insurance (up to a maximum charge of $240) will be deducted from your Policy Account.

     o Substitution of Insured Person-- A $100 expense charge will be deducted for each substitution of insured person.

o Monthly death benefit guarantee charge equal to $.01 per $1,000 of Face Amount including the face amount of any yearly renewable term rider on the insured person. This charge will not apply under certain circumstances.

FROM THE SEPARATE ACCOUNT (See CHARGE AGAINST THE SEPARATE ACCOUNT in Part 2 of this prospectus.)

o Current charge for certain mortality and expense risks equal to .60% per annum (guaranteed not to exceed .90% per annum). This charge will be deducted differently for policies issued in New York.

SURRENDER CHARGES (See SURRENDER CHARGES in Part 2 of this prospectus.)

o An Administrative Surrender Charge will apply during the first eight policy years if you surrender the policy, reduce its Face Amount, or it terminates. The Administrative Surrender Charge varies by issue age of the insured person and the Face Amount, and will never be more than $3,000.

o A Premium Surrender Charge applies if the policy terminates, is surrendered for its Net Cash Surrender Value or if the Face Amount is reduced during the first fifteen policy years. The maximum charge is equal to 66% of one "target premium." After the first nine policy years, the maximum charge declines on a monthly basis until it reaches zero at the end of the fifteenth policy year.

o If you increase the policy's Face Amount, additional Surrender Charges will generally apply to the amount of the increase for fifteen years beginning on the effective date of increase.

FROM THE TRUSTS

o The Separate Account Funds purchase Class IB shares of corresponding portfolios of the HRT or EQAT at net asset value. That price reflects investment management fees, Rule 12b-1 distribution fees, indirect expenses, such as brokerage commissions, and certain other operating expenses.

     The Hudson River Trust. Effective May 1, 1997, a new investment advisory agreement relating to each of the HRT portfolios was entered into between HRT and Alliance, HRT's Investment Adviser. The table below, reflecting the HRT's estimated expenses, is based on information for Class IB shares for the year ended December 31, 1997 and has been restated to reflect (i) the fees that would have been paid to Alliance if the present advisory agreement had been in effect as of January 1, 1997 and (ii) estimated accounting expenses for the year ended December 31, 1997. Investment management fees may increase or decrease based on the level of portfolio net assets. These fees are subject to maximum rates, as described in the attached HRT prospectus. Other expenses are also likely to fluctuate from year to year. Both investment management fees and other expenses are expressed in the table below as an annual percentage of each portfolio's daily average net assets:

--------------------------------------------------------------------------------
                                           1997 RESTATED FEES AND EXPENSES
                                 -----------------------------------------------
                                 MANAGEMENT   12B-1    OTHER     TOTAL ANNUAL
HRT PORTFOLIO                       FEE        FEE    EXPENSES     EXPENSES
--------------------------------------------------------------------------------
Alliance Money Market............   0.35%     0.25%     0.04%        0.64%
Alliance High Yield..............   0.60%     0.25%     0.04%        0.89%
Alliance Common Stock............   0.37%     0.25%     0.03%        0.65%
Alliance Aggressive Stock........   0.54%     0.25%     0.03%        0.82%
Alliance Small Cap Growth*.......   0.90%     0.25%     0.05%        1.20%

----------
  *Estimated expenses. The portfolio commenced operations on May 1, 1997.
--------------------------------------------------------------------------------
   EQ Advisors Trust. The table below shows the annual rates payable for management fees, Rule 12b-1 distribution fees, and other estimated expenses to be deducted from EQAT assets in 1998. Other expenses are likely to fluctuate from year to year. The management fees are not subject to any reduction based on the level of portfolio net assets. The management fees, Rule 12b-1 distribution fees and other expenses are expressed in the table below as an annual percentage of each portfolio's daily average net assets:

--------------------------------------------------------------------------------
                                            ESTIMATED 1998 FEES AND EXPENSES
                                      ------------------------------------------
                                      MANAGEMENT  12B-1    OTHER    TOTAL ANNUAL
EQAT PORTFOLIO*                          FEE      FEES    EXPENSES    EXPENSES
--------------------------------------------------------------------------------
BT Equity 500 Index...................   0.25%     0.25%    0.05%       0.55%
BT Small Company Index................   0.25%     0.25%    0.10%       0.60%
BT International Equity Index.........   0.35%     0.25%    0.20%       0.80%
JPM Core Bond.........................   0.45%     0.25%    0.10%       0.80%
Lazard Large Cap Value................   0.55%     0.25%    0.10%       0.90%
Lazard Small Cap Value................   0.80%     0.25%    0.15%       1.20%
MFS Research..........................   0.55%     0.25%    0.05%       0.85%
MFS Emerging Growth Companies.........   0.55%     0.25%    0.05%       0.85%
Morgan Stanley Emerging Markets Equity   1.15%     0.25%    0.35%       1.75%
EQ/Putnam Growth & Income Value.......   0.55%     0.25%    0.05%       0.85%
EQ/Putnam Investors Growth............   0.55%     0.25%    0.05%       0.85%
EQ/Putnam International Equity........   0.70%     0.25%    0.25%       1.20%

----------

   * The EQAT had no operations prior to May 1, 1997. The MFS Research, MFS Emerging Growth Companies, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, and EQ/Putnam International Equity Portfolios of EQAT commenced operations on May 1, 1997. The Morgan Stanley Emerging Markets Equity Portfolio commenced operations on August 20, 1997. The BT Equity 500 Index, BT Small Company Index, BT International Equity Index, JPM Core Bond, Lazard Large Cap Value and Lazard Small Cap Value Portfolios commenced operations on December 31, 1997. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses, but pursuant to agreement, cannot together with other fees exceed total annual expense limitations. See the attached EQAT prospectus.
--------------------------------------------------------------------------------

VARIATIONS

o Equitable is subject to the insurance laws and regulations in every jurisdiction in which Incentive Life Plus is sold. As a result, various time periods and other terms and conditions described in this prospectus may vary from state to state. These variations will be reflected in the policy.

o The terms of Incentive Life Plus may also vary where special circumstances result in a reduction in our costs.

o A modified version of Incentive Life Plus may be offered where certain conditions are met.

ADDITIONAL INFORMATION

CANCELLATION RIGHT

o You have a right to examine the policy. You may cancel the policy, within the time limit described below, by sending it to our Administrative Office with a written request to cancel. Insurance coverage ends when you send your request.

o Your request to cancel the policy must be postmarked no later than 10 days after you receive the policy.

o If you cancel the policy, we will refund the premiums you paid. In certain cases where the policy was purchased as a result of an exchange of one of our life insurance policies, we may reinstate the prior policy.

o    There may be income tax and withholding implications if you cancel.

POLICY TERMINATION

o The policy will go into default if the Net Cash Surrender Value is insufficient to cover monthly charges and the death benefit guarantee or the 3-Year no lapse guarantee provisions are not in effect. If this occurs, you will be notified and given the opportunity to maintain the policy in force by making additional payments. You may be able to restore a terminated policy within a limited time period, but this will require additional evidence of insurability. See YOUR POLICY CAN TERMINATE and YOU MAY RESTORE A POLICY AFTER IT TERMINATES in Part 2 of this prospectus.

TAX EFFECTS

o Generally, under current Federal income tax law, death benefits are not subject to income tax and Policy Account earnings are not subject to income tax as long as they remain in the Policy Account. Loans, partial withdrawals, surrender, maturity, policy termination, or a substitution of insured may result in recognition of income for tax purposes. See TAX EFFECTS in Part 2 of this prospectus.

                    RATES OF RETURN AND YIELDS OF THE TRUSTS

The rates of return shown in the table below are based on the actual investment performance of The Hudson River Trust and EQ Advisors Trust portfolios, after deduction for investment management fees and direct operating expenses of the Trusts (including Rule 12b-1 distribution fees) for periods ending December 31, 1997. The historical performance of the Alliance Common Stock and Alliance Money Market Portfolios for periods prior to March 22, 1985, when these funds were managed separate accounts and subject to a different fee structure, has been restated to reflect the investment management fees and estimated direct operating expenses that commenced on that date. The Alliance Common Stock Portfolio and its predecessors have been in existence since 1976.

The yields shown below are derived from the actual rate of return of the portfolio for the period, which is then adjusted to omit capital changes in the portfolio during the period. We show the SEC standardized 7-day yield for the Alliance Money Market Portfolio and 30-day yield for the Alliance High Yield Portfolios.

These rates of return and yields are not illustrative of how actual investment performance would affect the benefits under your policy. Moreover, these rates of return and yields are not an estimate or guarantee of future performance.

THESE RATES OF RETURN AND YIELDS ARE FOR THE TRUSTS ONLY AND DO NOT REFLECT THE ADMINISTRATIVE AND COST OF INSURANCE CHARGES, SALES CHARGES, TAX CHARGES AND THE MORTALITY AND EXPENSE RISK CHARGE APPLICABLE UNDER AN INCENTIVE LIFE PLUS
POLICY. SUCH CHARGES WOULD REDUCE THE RETURNS AND YIELDS SHOWN. SEE ILLUSTRATIONS OF INCENTIVE LIFE PLUS POLICY ACCOUNT AND CASH SURRENDER VALUES BASED ON HISTORICAL INVESTMENT RESULTS BELOW.


                                                     RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1997
                                        -----------------------------------------------------------------------------------
                                           SEC                                                                   SINCE
PORTFOLIO                                YIELDS   1 YEAR   3 YEARS   5 YEARS   10 YEARS  15 YEARS  20 YEARS  INCEPTION(+)
---------------------------------------------------------------------------------------------------------------------------
Alliance Money Market..................  5.10%      5.16%    5.24%     4.44%      5.52%     6.34%      --         6.92%
Alliance High Yield.................... 10.07      18.19    20.15     15.63      12.54       --        --        11.78
Alliance Common Stock..................            29.07    28.39     20.81      17.74     17.00     17.30%      15.58
Alliance Aggressive Stock..............            10.66    21.04     14.66      18.74       --        --        19.17
Alliance Small Cap Growth..............              --       --        --         --        --        --        26.57**
MFS Research...........................              --       --        --         --        --        --        16.07**
MFS Emerging Growth Companies..........              --       --        --         --        --        --        22.42**
Morgan Stanley Emerging Markets Equity.              --       --        --         --        --        --       (20.16)*
EQ/Putnam Growth & Income Value........              --       --        --         --        --        --        16.23**
EQ/Putnam Investors Growth.............              --       --        --         --        --        --        24.70**
EQ/Putnam International Equity.........              --       --        --         --        --        --         9.58**

----------

* This performance is unannualized and represents less than five months of performance.
**   This   performance  is   unannualized   and  represents   eight  months  of
     performance.
+ The Alliance Small Cap Growth Portfolio received its initial funding on May 1, 1997; the Alliance High Yield Portfolio on January 2, 1987; the Alliance Aggressive Stock Portfolio on January 27, 1986; the predecessor of the Alliance Money Market Portfolio on July 13, 1981; and the predecessor of the Alliance Common Stock Portfolio on January 13, 1976. The Morgan Stanley Emerging Markets Equity Portfolio received its initial funding on August 20, 1997; EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, EQ/Putnam International Equity, MFS Research and MFS Emerging Growth Companies, received their initial funding on May 1, 1997.
--------------------------------------------------------------------------------

Additional investment performance information appears in the attached HRT and EQAT prospectuses.

PRIOR PERFORMANCE OF ADVISERS. The EQAT portfolios and the Alliance Small Cap Growth Portfolio of the HRT commenced operations in 1997. For investment performance of public mutual funds (or combinations thereof) advised by the same EQAT or HRT Investment Adviser that have investment objectives, policies, strategies and risks that their advisers believe to be substantially similar to those of corresponding portfolios of the EQAT or HRT, see the respective EQAT or HRT prospectus, attached to this prospectus. Such results are intended to show a potential investor the past results of a similar style of investment management and are not intended to be a substitute for actual performance, nor are such results an estimate or guarantee of future results for the EQAT or Alliance Small Cap Growth Portfolios. Keep in mind that such results do not reflect the deductions and charges under your policy, which, if applied, would reduce the returns shown.

ILLUSTRATIONS OF POLICY ACCOUNT AND CASH SURRENDER VALUES BASED ON HISTORICAL INVESTMENT RESULTS. The following table was developed to demonstrate how the actual investment experience of the HRT (and its predecessors) and the EQAT would have affected the Policy Account value and Cash Surrender Value of hypothetical Incentive Life Plus policies held for specified periods of time. The table illustrates premiums, Policy Account values and Cash Surrender Values of ten hypothetical Incentive Life Plus policies, each with a 100% premium allocation to a different Fund. The illustration also assumes that, in each case, the insured is a 40-year-old male, preferred non-tobacco user and that each policy has a level death benefit, a $300,000 face amount and a $4,000 annual premium.

The table assumes that each policy was purchased on the first day of a calendar year. For portfolios whose inception dates fall before June 30, the policy is assumed to have been purchased at the beginning of and earned the actual return over that entire calendar year of inception. For portfolios whose inception dates fall after June 30, the policy is assumed to have been purchased at the beginning of the first full calendar year of that portfolio's operation. The table then illustrates what the Cash Surrender Value would have been after one policy year, after five policy years, after 10 policy years and from inception through December 31, 1997. No information has been included for portfolios whose inception dates were after June 30, 1997.

  ILLUSTRATIONS OF INCENTIVE LIFE PLUS POLICY ACCOUNT AND CASH SURRENDER VALUES
      BASED ON HISTORICAL INVESTMENT RESULTS, $300,000 OF INITIAL INSURANCE
                       PROTECTION AND CURRENT CHARGES (1)


                                                                    MALE AGE 40
                                                          PREFERRED RISK NON-TOBACCO USER
-------------------------------------------------------------------------------------------------------------
                                       ASSUMED
                                       POLICY
                                      PURCHASE           AT THE END OF                 AT THE END OF
                                       DATE(2)       THE FIRST POLICY YEAR         THE FIFTH POLICY YEAR
                                       -------       ---------------------         ---------------------

                                      BEGINNING   TOTAL     POLICY     CASH      TOTAL     POLICY     CASH
                                         OF      PREMIUM   ACCOUNT   SURRENDER  PREMIUM   ACCOUNT   SURRENDER
                PORTFOLIO:              YEAR:     PAID      VALUE      VALUE     PAID      VALUE      VALUE
                ----------              -----     ----      -----      -----     ----      -----      -----
HRT:
--------------------------------------
Alliance Money Market.................    1982   $4,000     $2,778      $ 876   $20,000    $17,728    $15,386
Alliance High Yield...................    1987    4,000      2,517        615    20,000     18,291     15,949
Alliance Common Stock.................    1976    4,000      2,662        760    20,000     26,540     24,198
Alliance Aggressive Stock.............    1986    4,000      3,462      1,560    20,000     22,614     20,272
Alliance Small Cap Growth.............    1997    4,000      3,206      1,304        --         --         --

EQAT:
--------------------------------------
MFS Research..........................    1997    4,000      2,886        984        --         --         --
MFS Emerging Growth Companies.........    1997    4,000      3,081      1,179        --         --         --
EQ/Putnam Growth & Income Value.......    1997    4,000      2,891        989        --         --         --
EQ/Putnam Investors Growth............    1997    4,000      3,151      1,249        --         --         --
EQ/Putnam International Equity........    1997    4,000      2,689        787        --         --         --

-------------------------------------------------------------------------------------------------------------


                                                                  MALE AGE 40
                                                        PREFERRED RISK NON-TOBACCO USER
----------------------------------------------------------------------------------------------------------


                                                AT THE END OF             FROM POLICY PURCHASE THROUGH
                                            THE TENTH POLICY YEAR              DECEMBER 31, 1997
                                            ---------------------              -----------------

                                       TOTAL      POLICY      CASH         TOTAL     POLICY       CASH
                                      PREMIUM     ACCOUNT   SURRENDER     PREMIUM    ACCOUNT    SURRENDER
                PORTFOLIO:             PAID        VALUE      VALUE        PAID       VALUE       VALUE
                ----------             ----        -----      -----        ----       -----       -----
HRT:
--------------------------------------

Alliance Money Market.................$40,000    $41,016      $39,141     $64,000     $69,117     $69,117
Alliance High Yield................... 40,000     56,079       54,254      44,000      69,278      67,818
Alliance Common Stock................. 40,000     68,440       66,615      88,000     534,552     534,552
Alliance Aggressive Stock............. 40,000     81,015       79,190      48,000     115,275     114,180
Alliance Small Cap Growth.............     --         --           --       4,000       3,206       1,304


EQAT:
--------------------------------------
MFS Research..........................     --         --           --       4,000       2,886         984
MFS Emerging Growth Companies.........     --         --           --       4,000       3,081       1,179
EQ/Putnam Growth & Income Value.......     --         --           --       4,000       2,891         989
EQ/Putnam Investors Growth............     --         --           --       4,000       3,151       1,249
EQ/Putnam International Equity........     --         --           --       4,000       2,689         787

----------------------------------------------------------------------------------------------------------

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96. SEE GUARANTEEING THE DEATH BENEFIT IN PART 2 OF THIS PROSPECTUS.

These values are not an estimate or guarantee of future performance.

(1) Policy values reflect all charges assessed under the policy and by the HRT or EQAT, including an assumed charge for taxes of 2%. Current non-guaranteed charges have been used for the cost of insurance charges, Premium Sales Charge and monthly administrative charge. Such charges may be increased in the future, but will never exceed the guaranteed maximum charges set forth in DEDUCTIONS AND CHARGES in Part 2 of this prospectus. If the guaranteed maximum cost of insurance charges, Premium Sales Charge and monthly administrative charge were used, the results would be lower.

(2) Assumed Policy Purchase Date is based upon inception date of portfolio. Please refer to the explanation of this table on page 6.

PART 1: DETAILED INFORMATION ABOUT EQUITABLE AND INCENTIVE LIFE PLUS INVESTMENT CHOICES

THE COMPANY THAT ISSUES INCENTIVE LIFE PLUS

EQUITABLE. Equitable, a New York stock life insurance company, has been in business since 1859. We are a wholly owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest shareholder of the Holding Company is AXA-UAP (AXA), a French insurance holding company. As of December 31, 1997, AXA beneficially owned 58.7% of the outstanding shares of common stock of the Holding Company. Under its investment arrangements with Equitable and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable. AXA is the holding company for an international group of insurance and related financial services companies. Equitable, the Holding Company and their subsidiaries managed approximately $274.1 billion of assets as of December 31, 1997, including third party assets of approximately $216.9 billion. Equitable's home office is 1290 Avenue of the Americas, New York, New York 10104. We are licensed to do business in all 50 states, Puerto Rico, the Virgin Islands and the District of Columbia. We maintain local offices throughout the United States. At December 31, 1997, we had approximately $125.7 billion face amount of variable life insurance in force, as compared to $114.6 billion at December 31, 1996. Prior to January 1, 1997, Incentive Life Plus policies were issued by Equitable's wholly owned subsidiary, Equitable Variable Life Insurance Company (Equitable Variable). Equitable Variable was merged into Equitable as of January 1, 1997.

THE SEPARATE ACCOUNT AND THE TRUSTS

THE SEPARATE ACCOUNT. The Separate Account was established on September 21, 1995 under the Insurance Law of the State of New York. The Separate Account is a type of investment company called a unit investment trust and is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (1940 Act). This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. The Separate Account is a successor to a separate account that was established by Equitable Variable on April 19, 1985. The assets of that separate account became assets of the Separate Account on January 1, 1997 when Equitable Variable was merged into Equitable.

Under New York law, we own the assets of the Separate Account and use them to support your policy and other variable life insurance policies. The portion of the Separate Account's assets supporting these policies may not be used to satisfy liabilities arising out of any other business we may conduct. This means that the assets supporting Policy Account values maintained in the Separate Account are not subject to the claims of our other creditors.

The Separate Account has several Funds which invest in Class IB shares of a corresponding portfolio of the HRT or EQAT. You may allocate some or all premiums among the Funds.

In addition to premiums made under the policies, we may allocate to the Separate Account monies received under other variable life insurance policies. Owners of all such policies will participate in the Separate Account in proportion to the amounts they have in the Funds that relate to their policies. We may also retain in the Separate Account assets that are in excess of the reserves and other liabilities relating to Policy Account values, or we may transfer them to our general account.

If any changes are made that result in a material change in the underlying investments of a Fund, policyowners will be notified. We may make other changes in the policies that do not reduce any Cash Surrender Value, Death Benefit, Policy Account value, or other accrued rights or benefits.

THE TRUSTS. The following portfolios of The Hudson River Trust (HRT) and the EQ Advisors Trust (EQAT) are available under your policy. The Funds of the Separate Account invest in these portfolios according to your instructions.

                              INVESTMENT PORTFOLIOS

        HRT PORTFOLIOS                               EQAT PORTFOLIOS
-----------------------------  --------------------------------------------------------------------
o Alliance Money Market        o BT Equity 500 Index             o MFS Research
o Alliance High Yield          o BT Small Company Index          o MFS Emerging Growth Companies
o Alliance Common Stock        o BT International Equity Index   o Morgan Stanley Emerging Markets
o Alliance Aggressive Stock    o JPM Core Bond                     Equity
o Alliance Small Cap Growth    o Lazard Large Cap Value          o EQ/Putnam Growth & Income Value
                               o Lazard Small Cap Value          o EQ/Putnam Investors Growth
                                                                 o EQ/Putnam International Equity
-----------------------------  --------------------------------------------------------------------

The Trusts are open-end, management investment companies registered under the 1940 Act, more commonly called mutual funds. As a "series" type of mutual fund, each Trust issues several different series of stock, each of which relates to a different portfolio of that Trust. The HRT commenced operations in January 1976 with a predecessor of its Alliance Common Stock portfolio. The EQAT commenced operations on May 1, 1997. The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on a portfolio's shares are reinvested in full and fractional shares of the portfolio to which they relate. Each Fund invests in Class IB shares of a corresponding portfolio.

The EQAT sells its shares to Equitable separate accounts in connection with Equitable's variable life insurance and annuity products. The HRT sells its shares to separate accounts of insurance companies, both affiliated and not affiliated with Equitable. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Board of Trustees of HRT intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that the Board's response to any of those events insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so. Also, if we ever believe that any of the Trusts' portfolios is so large as to materially impair the investment performance of the portfolio or the Trust involved, we will examine other investment options.

All of the portfolios, except for the Morgan Stanley Emerging Markets Equity portfolio and Lazard Small Cap Value portfolio, are "diversified" for 1940 Act purposes. The Trustees of the HRT or the EQAT may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about the Trusts, their investment objectives, policies, restrictions, risks, expenses, multiple class distribution systems, the Rule 12b-1 distribution plan and all other aspects of their operations, appears in the HRT prospectus (beginning after this prospectus), the EQAT prospectus (beginning after the HRT prospectus), or in their respective Statements of Additional Information, which are available upon request.

HRT'S MANAGER AND INVESTMENT ADVISER. HRT is managed and its portfolios are advised by Alliance Capital Management L.P. ("Alliance"), which is registered with the SEC as an investment adviser under the 1940 Act.

In its role as manager of the HRT, Alliance has overall responsibility for the general management and administration of the HRT, including selecting the portfolio managers for HRT's portfolios, monitoring their investment programs and results, reviewing brokerage matters, performing fund accounting, overseeing compliance by HRT with various Federal and state statutes, and carrying out the directives of its Board of Trustees. With the approval of the HRT's Trustees, Alliance may enter into agreements with other companies to assist with its administrative and management responsibilities to the HRT.

ALLIANCE CAPITAL MANAGEMENT L.P. Alliance, a leading international investment adviser, subject to the supervision of the Trustees of HRT, provides investment management and consulting services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Alliance is a publicly traded limited partnership incorporated in Delaware. At December 31, 1997, Alliance was managing approximately $218.7 billion in assets. Alliance employs 223 investment professionals, including 83 research analysts. Portfolio managers have average investment experience of more than 14 years.

All of the HRT portfolios are advised by Alliance. As adviser, Alliance is responsible for developing the portfolios' investment programs, making investment decisions for the portfolios, placing all orders for the purchase and sale of those investments and performing certain limited related administrative functions.

Alliance is an indirect, majority-owned subsidiary of Equitable, and its main office is located at 1345 Avenue of the Americas, New York, New York 10105. Additional information regarding Alliance is located in the HRT prospectus, which directly follows this prospectus.

EQAT'S MANAGER. EQ Financial Consultants, Inc. ("EQF"), subject to the supervision and direction of the Trustees of EQAT, has overall responsibility for the general management and administration of the EQAT. EQF is an investment adviser registered under the 1940 Act, as amended, and a broker-dealer registered under the Securities Exchange Act of 1934, as amended ("1934 Act"). EQF currently furnishes specialized investment advice to other clients, including individuals, pension and profit-sharing plans, trusts, charitable organizations, corporations, and other business entities. EQF is a Delaware corporation and an indirect, wholly owned subsidiary of Equitable.

EQF is responsible for providing management and administrative services to EQAT and selects the investment advisers for EQAT's portfolios, monitors the EQAT Advisers' investment programs and results, reviews brokerage matters, oversees compliance by EQAT with various Federal and state statutes, and carries out the directives of its Board of Trustees.

Pursuant to a service agreement, Chase Global Funds Services Company assists EQF in the performance of its administrative responsibilities to the EQAT with other necessary administrative, fund accounting and compliance services. EQ Financial Consultants, Inc.'s main office is located at 1290 Avenue of the Americas, New York, New York 10104.

EQAT'S INVESTMENT ADVISERS. Putnam Investment Management, Inc.; Massachusetts Financial Services Company; Morgan Stanley Asset Management, Inc.; Bankers Trust Company; J.P. Morgan Investment Management Inc.; and Lazard Asset Management serve as EQAT Advisers only for their respective EQAT portfolios.

Each EQAT Adviser furnishes EQAT's manager, EQF, with an investment program (updated periodically) for each of its portfolios, makes investment decisions on behalf of its EQAT portfolios, places all orders for the purchase and sale of investments for the portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions.

If an EQAT portfolio shall at any time have more than one EQAT Adviser, the allocation of an EQAT portfolio's assets among EQAT Advisers may be changed at any time by EQF.

BANKERS TRUST COMPANY. Bankers Trust Company ("Bankers Trust") is a wholly owned subsidiary of Bankers Trust New York Corporation which was founded in 1903. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. Bankers Trust advises BT Equity 500 Index, a domestic equity portfolio, BT International Equity Index, an international equity portfolio, and BT Small Company Index, an aggressive equity portfolio. As of December 31, 1997, Bankers Trust had approximately $317.8 billion in assets under management worldwide. The executive offices of Banker Trust are located at 130 Liberty Street (One Bankers Trust Plaza), New York, NY 10006.

LAZARD ASSET MANAGEMENT. Lazard Asset Management ("LAM") is a division of Lazard Freres & Co. LLC, which was founded in 1848. LAM and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $53 billion as of December 31, 1997. LAM advises Lazard Large Cap Value, a domestic equity portfolio, and Lazard Small Cap Value, an aggressive equity portfolio. LAM's global headquarters are located at 30 Rockefeller Plaza, New York, NY 10112.

J.P. MORGAN INVESTMENT MANAGEMENT INC. J.P. Morgan Investment Management Inc. ("J.P. Morgan") advises JPM Core Bond, a high quality bond portfolio. It is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated (JPM & Co.). JPM & Co., through J.P. Morgan and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients. Its combined assets under management totaled over $255 billion as of December 31, 1997. J.P. Morgan is located at 522 Fifth Avenue, New York, NY 10036.

MASSACHUSETTS FINANCIAL SERVICES COMPANY. Massachusetts Financial Services Company ("MFS") is America's oldest mutual fund organization, whose assets under management as of December 31, 1997 were approximately $70.2 billion on behalf of more than 2.7 million investors. MFS advises MFS Research, a domestic equity portfolio, and MFS Emerging Growth Companies, an aggressive equity portfolio. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada and is located at 500 Boylston Street, Boston, MA 02116.

MORGAN STANLEY ASSET MANAGEMENT INC. Morgan Stanley Asset Management ("MSAM") provides a broad range of portfolio management services to customers in the United States and abroad and serves as an investment adviser to numerous open-end and closed-end investment companies. MSAM, together with its affiliated institutional investment management companies, had approximately $146 billion in assets under management and fiduciary care as of December 31, 1997. MSAM advises Morgan Stanley Emerging Markets Equity, an international equity portfolio. MSAM is a subsidiary of Morgan Stanley, Dean Witter & Co. and is located at 1221 Avenue of the Americas, New York, New York 10020.

PUTNAM INVESTMENT MANAGEMENT, INC. Putnam Investment Management, Inc. ("Putnam") has been managing mutual funds since 1937. As of December 31, 1997, Putnam and its affiliates managed more than $235 billion in assets. Putnam advises EQ/Putnam Growth & Income Value, a domestic equity portfolio, EQ/Putnam
Investors Growth, a domestic equity portfolio and EQ/Putnam International Equity, an international equity portolio. Putnam is an indirect subsidiary of Marsh & McLennan Companies, Inc. and is located at One Post Office Square, Boston, MA 02109.

Additional information regarding each of the companies which serve as an EQAT Adviser appears in the EQAT prospectus, attached at the end of this prospectus.

INVESTMENT POLICIES AND OBJECTIVES OF THE TRUSTS' PORTFOLIOS. Each portfolio has a different investment objective which it tries to achieve by following separate investment policies. The objectives and policies of each portfolio will affect its expected return and its risks. There is no guarantee that these objectives will be achieved.

The value of your money invested in these portfolios will fluctuate, and may be worth more or less than its original value when you or your beneficiaries redeem your policy or make withdrawals. The policies and objectives of the portfolios are as follows:


       PORTFOLIO                             INVESTMENT POLICY                                        OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
HRT PORTFOLIO:
-------------
Alliance Money Market         Primarily high-quality short-term money market                High level of current income while
                              instruments.                                                  preserving assets and maintaining
                                                                                            liquidity.

Alliance High Yield           Primarily a diversified  mix of high-yield, fixed-            High return by maximizing current
                              income securities involving  greater volatility               income  and,  to  the  extent consistent
                              of price and risk of principal and income than                with  that objective, capital
                              high-quality fixed-income securities. The                     appreciation.
                              medium- and lower-quality debt securities
                              in which the portfolio may invest are commonly
                              known as "junk bonds."

Alliance Common Stock         Primarily common stock and other equity-type instruments.     Long-term growth of capital and
                                                                                            increasing income.

Alliance Aggressive Stock     Primarily common stocks and other equity-type securities      Long-term growth of capital.
                              issued by medium- and other smaller-sized companies with
                              strong growth potential.

Alliance Small Cap Growth     Primarily U.S. common stock and other equity-type             Long-term growth of capital.
                              securities issued by smaller companies with favorable
                              growth prospects.

EQAT PORTFOLIO:
--------------
BT Equity 500 Index           Invest in a statistically selected sample                     Replicate as closely as possible
                              of the 500 stocks included in the Standard & Poor's 500       (before the deduction of Portfolio
                              Composite Stock Price Index ("S&P 500").                      expenses) the total return of the
                                                                                            S&P 500.

BT Small Company Index        Invest in a statistically selected sample of the 2,000        Replicate as closely as possible
                              stocks included in the Russell 2000 Small Stock Index         (before the deduction of Portfolio
                              ("Russell 2000").                                             expenses) the total return of the
                                                                                            Russell 2000.

BT International Equity Index Invest in a statistically  selected  sample  of  the          Replicate as closely as possible
                              securities of companies  included in the                      (before the deduction of Portfolio
                              Morgan Stanley Capital International Europe,                  expenses) the total return of the EAFE.
                              Australia, Far East Index ("EAFE"), although  not
                              all  companies within a country will be  represented in
                              the Portfolio at the same time.

JPM Core Bond                 Under  normal  circumstances, all of the Portfolio's          High total return consistent with
                              assets will, at the time of  purchase,   consist  of          moderate risk of capital and
                              investment grade fixed-income securities rated  BBB or        maintenance of liquidity.
                              better by Standard & Poor's Rating Service or Baa
                              or better by Moody's Investors  Service,
                              Inc. or unrated securities of comparable quality.

Lazard Large Cap Value        Primarily equity securities of companies with relatively      Capital appreciation.
                              large market capitalizations (i.e., companies having
                              market capitalizations of at least $1 billion at the time
                              of initial purchase) that the portfolio adviser considers
                              to be inexpensively priced relative to the return on
                              total capital or equity.

Lazard Small Cap Value        Primarily equity securities of United States companies        Capital appreciation.
                              with small market capitalizations (i.e., in the range of
                              companies represented in the Russell 2000) that the
                              portfolio adviser considers inexpensively priced relative
                              to the return on total capital or equity.

------------------------------------------------------------------------------------------------------------------------------------


            PORTFOLIO                             INVESTMENT POLICY                                        OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
EQAT PORTFOLIO (CONTINUED):
--------------------------
MFS Research                        A substantial portion of assets invested in common        Long-term growth of capital and future
                                    stock or securities convertible into common stock         income.
                                    of companies believed by the portfolio adviser to
                                    possess better than average prospects
                                    for long-term growth.

MFS Emerging Growth                 Primarily in common stocks of emerging growth             Long-term  growth of capital.
  Companies                         companies that the portfolio adviser believes are
                                    early in their life cycle but which have
                                    the potential to become major enterprises.

Morgan Stanley Emerging Markets     Primarily equity securities of emerging market country    Long-term capital appreciation.
   Equity                           issuers with a focus on those in which the portfolio
                                    adviser   believes  the   economies  are
                                    developing  strongly  and in  which  the
                                    markets are becoming more sophisticated.

EQ/Putnam Growth                    Primarily common stocks that offer potential for          Capital growth and, secondarily,
   & Income  Value                  capital growth  and  may, consistent with the             current income.
                                    portfolio's investment  objective, invest in common
                                    stocks that offer potential for current
                                    income.

EQ/Putnam Investors Growth          Primarily common stocks that the Portfolio adviser        Long-term growth of capital and any
                                    believes afford the best opportunity for                  increased income that results
                                    long-term capital growth.                                 from this growth.

EQ/Putnam International             Primarily a diversified portfolio of equity               Capital appreciation.
   Equity                           securities of companies organized under laws of
                                    countries other than the United States.

------------------------------------------------------------------------------------------------------------------------------------

Because you may invest Policy Account values in the Fund options described above, Incentive Life Plus offers an opportunity for the Cash Surrender Value to appreciate more rapidly than it would under comparable fixed benefit whole life insurance. You must, however, accept the risk that if investment performance is unfavorable, the Cash Surrender Value may not appreciate as rapidly and, indeed, may decrease in value.

THE GUARANTEED INTEREST ACCOUNT

You may allocate some or all of your Policy Account to the Guaranteed Interest Account, which is funded by our general account and pays interest at a declared rate guaranteed for each policy year. The principal, after deductions, is also guaranteed. The general account supports all of our insurance and annuity guarantees, including the Guaranteed Interest Account, as well as our general obligations. The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of applicable exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (1933 Act), nor is the general account an investment company under the 1940 Act. Accordingly, neither the general account, the Guaranteed Interest Account nor any interests therein are subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures that are included in the prospectus for your information and that relate to the general account and the Guaranteed Interest Account. These disclosures, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The amount you have in the Guaranteed Interest Account at any time is the sum of the amounts allocated or transferred to it, plus the interest credited to it, minus amounts deducted, transferred and withdrawn from it. In addition, any policy loan is secured by an amount in your Policy Account equal to the outstanding loan. This amount remains part of the Policy Account but is assigned to the Guaranteed Interest Account. We refer to this amount as the loaned amount in the Guaranteed Interest Account. A Living Benefit payment will also result in amounts being transferred to the Guaranteed Interest Account. See LIVING BENEFIT OPTION in Part 2 of this prospectus.

ADDING INTEREST IN THE GUARANTEED INTEREST ACCOUNT. We pay a declared interest rate on all amounts that you have in the Guaranteed Interest Account. At policy issuance, and prior to each policy anniversary, we declare the rates that will apply to amounts in the Guaranteed Interest Account for the following policy year. These annual interest rates will never be less than the minimum guaranteed interest rate of 4% (before deductions). Interest is credited and compounds daily at an effective annual rate that equals the declared rate for each policy year. Different rates may apply to policies currently being issued and previously issued policies. Different rates are also paid on unloaned and loaned amounts in the Guaranteed Interest Account. See POLICY LOAN INTEREST in Part 2 of this prospectus. Amounts securing a Living Benefit payment are considered unloaned amounts for purposes of crediting interest.

TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT. Transfers out of the Guaranteed Interest Account to the Separate Account are allowed once a year on or within 30 days after your policy anniversary. If we receive your transfer request up to 30 days before your policy anniversary, the transfer will be made on your policy anniversary. If we receive your request on or within 30 days after your policy anniversary, the transfer will be made as of the date we receive your request. You may transfer up to 25% of your unloaned value in the Guaranteed Interest Account as of the transfer date or the minimum transfer amount, whichever is more. The minimum transfer amount is $500 or your total unloaned value in the Guaranteed Interest Account on the transfer date, whichever is less. Amounts securing a Living Benefit payment may not be transferred from the Guaranteed Interest Account.

PART 2:         DETAILED INFORMATION ABOUT INCENTIVE LIFE PLUS

FLEXIBLE PREMIUMS

You may choose the amount and frequency of premium payments, as long as they are within the limits described below. We determine the applicable minimum initial premium based on the age, sex, rating class and tobacco-user status of the insured person, the initial Face Amount of the policy (the initial minimum Face Amount is $50,000) and any additional benefits selected. In certain situations, however, no distinction is made based on the sex of the insured person. See COST OF INSURANCE CHARGE in Part 2 of this prospectus. You may choose to pay a higher initial premium.

The full initial premium shown on your application must be given to your agent or broker on or before the day the policy is delivered to you. No insurance under your policy will take effect (a) until a policy is delivered and the full initial premium is paid while the person proposed to be insured is living and
(b) unless the information in the application continues to be true and complete, without material change, as of the time the initial premium is paid. If you have submitted the full initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured. You may review a copy of our Temporary Insurance Agreement on request.

Premiums must be by check or money order drawn on a U.S. bank in U.S. dollars and made payable to Equitable. The preferred form of payment is a single check on your business or personal account. Payment may also be in the form of a single money order, bank draft or cashier's check payable directly to Equitable; however, please be aware that Equitable is required to report the receipt of these "cash equivalents" to the Internal Revenue Service under certain circumstances. These checks, money orders and drafts are accepted subject to collection. Cash and traveler's checks are not acceptable. Third party checks payable to someone other than Equitable and endorsed over to Equitable are not acceptable unless the check is money directly from a qualified retirement plan or pursuant to a 1035 exchange (a tax-deferred exchange pursuant to Section 1035 of the Internal Revenue Code) or it is a trustee check that involves no refund. Equitable's policy is to return any unacceptable forms of payment, and the policyowner bears the risk of lapse or other consequences which may result from the effective non-payment.

Premiums after the first must be sent directly to our Administrative Office. The minimum premium is $100 (policies issued in some states or automatic payment plans may have different minimums). This minimum may be increased if we give you written notice.

We may return premium payments if we determine based upon our interpretation of current tax rules that such premiums would cause your policy to become a modified endowment contract or to cease to qualify as life insurance under Federal income tax law. We may also make such changes to the policy as we deem necessary to continue to qualify the policy as life insurance. See TAX EFFECTS in Part 2 of this prospectus for an explanation of modified endowment contracts, the special tax consequences of such contracts, and how your policy might become a modified endowment contract.

PLANNED PERIODIC PREMIUMS AND SPECIFIED PREMIUMS. Although premiums are flexible, page 3 of your policy (the Policy Information Page) will show a "planned" periodic premium and "specified premiums." Specified premiums are called no lapse guarantee premiums for policies issued in New York and New
Jersey. We measure actual premiums against specified premiums to determine whether the death benefit guarantee provision or the 3-Year no lapse guarantee provision will prevent the policy from going into default.

Specified premiums are actuarially determined at issue based on the age, sex, tobacco-user status and rating class of the insured person, the Face Amount and any additional benefits. Specified premiums may change if you make policy changes that increase or decrease the Face Amount of the policy or a rider, add or eliminate a rider, or if there is a change in the insured person's rating or tobacco-user classification. Certain additional benefit riders will cause specified premiums to increase each year. We reserve the right to limit the amount of any premium payments which are in excess of specified premiums.

The planned periodic premium is an amount you determine (within limits set by us) when you apply for the policy. The planned premium may be more or less than the specified premiums. Neither the planned premium nor the specified premiums are required premiums.

Failure to pay premiums could cause the policy to go into default and ultimately terminate. See YOUR POLICY CAN TERMINATE in Part 2 of this prospectus.

PREMIUM AND MONTHLY CHARGE ALLOCATIONS. On your application you provide us with initial instructions as to how to allocate your net premiums and monthly charges among the Funds and the Guaranteed Interest Account. Allocation percentages may be any whole number from zero to 100, but the sum must equal 100. Allocations to a Fund take effect on the first business day that follows the 20th calendar day after the Issue Date of your policy. The Issue Date is shown on the Policy Information Page, and is the date we actually issue your policy. The date your allocation instructions take effect is called the Allocation Date. Our business days are described in HOW WE DETERMINE THE UNIT VALUE in Part 2 of this prospectus.

Until the Allocation Date, any net premiums allocated to a Fund will be allocated to the Alliance Money Market Fund, and all monthly deductions allocated to a Fund will be deducted from the Alliance Money Market Fund. On the Allocation Date, amounts in the Alliance Money Market Fund will be allocated to the various Funds in accordance with your policy application. We may delay the Allocation Date for the same reasons that we would delay effecting a transfer request. There will be no charge for the transfer out of the Alliance Money Market Fund on the Allocation Date.

You may change  the  allocation  percentages  for either  your  current  premium payment or the current and future premium payments by writing to our Administrative Office and indicating the changes you wish to make. Your request must be signed. These changes will go into effect as of the date your request is received at our Administrative Office, but no earlier than the first business day following the Allocation Date, and will affect transactions on and after such date.

DEATH BENEFITS

We pay a benefit to the beneficiary of the policy when the insured person dies. This benefit will be equal to the death benefit under your policy plus any additional benefits included in your policy and then due, less any policy loan, any lien securing a Living Benefit payment and accrued interest. If the insured person dies during a grace period, we will also deduct any overdue monthly charges.

You may choose between two death benefit options:

o OPTION A provides a death benefit equal to the policy's Face Amount. Except as described below, the Option A benefit is fixed.

o OPTION B provides a death benefit equal to the policy's Face Amount PLUS the amount in your Policy Account on the day the insured person dies. Under Option B, the value of the benefit is variable and fluctuates with the amount in your Policy Account.

Policyowners who prefer to have favorable investment experience reflected in increased insurance coverage should choose Option B. Policyowners who prefer to have insurance coverage that does not vary in amount and lower cost of insurance charges should choose Option A.

Under both options, a higher death benefit may apply. This higher death benefit is a percentage multiple of the amount in your Policy Account. The percentage is generally based on provisions of Federal tax law which require a minimum death benefit in relation to cash value for your policy to qualify as life insurance. A higher percentage multiple than that required by Federal tax law will be applied at ages 91 and over. Since cost of insurance charges are assessed on the difference between the Policy Account value and the death benefit, these charges will increase if the higher death benefit takes effect.

The higher death benefit will be the amount in your Policy Account on the day the insured person dies times the percentage for the insured person's age (nearest birthday) at the beginning of the policy year of the insured person's death. The percentage declines as the insured person gets older. For ages that are not shown on the following table, the percentage multiples will decrease by a ratable portion for each full year.

--------------------------------------------------------------------------------

      TABLE OF DEATH BENEFITS AS A PERCENTAGE MULTIPLE OF POLICY ACCOUNT VALUES

  INSURED       40 or     45    50    55    60   65     70   75 to  100
  PERSON'S AGE  under                                          95
                  250%   215%  185%  150%  130%  120%  115%   105%  100%

--------------------------------------------------------------------------------

For example, if the insured person were 75 years old and your policy had a Policy Account value of $200,000, the higher death benefit would be 105% of $200,000 or $210,000.

GUARANTEEING THE DEATH BENEFIT. We will guarantee your death benefit coverage, regardless of the policy's investment performance, if you have paid a certain amount of premiums into your policy and you have not withdrawn or borrowed those amounts. The death benefit guarantee period is either three years (under the 3-Year no lapse guarantee provision) or the period described in the following paragraphs (under the death benefit guarantee provision). Whether your policy has the 3-Year no lapse guarantee provision or the death benefit guarantee provision depends upon the state in which your policy is issued. Policies issued in New York and New Jersey have the 3-Year no lapse guarantee provision.

The death benefit option you select (A or B) and the amount of your yearly renewable term rider for the insured person (YRT rider) can affect the length of time that the death benefit guarantee provision will last. If you have selected death benefit Option A, and you never change it to Option B, assuming no YRT rider, then the death benefit guarantee provision will terminate on the Final Policy Date. See MATURITY BENEFIT in Part 2 of this prospectus. If ever your policy, at any time, has an Option B death benefit, and assuming no YRT rider, the death benefit guarantee provision will terminate on the later of (1) the policy anniversary nearest the insured person's 80th birthday or (2) the 15th policy anniversary. However, if your death benefit first changes to an Option B after this time, the death benefit guarantee provision will terminate immediately. The death benefit option does not have any effect on the length of the 3-Year no lapse guarantee provision.

If your policy is issued with a YRT rider (see ADDITIONAL BENEFITS MAY BE AVAILABLE in Part 2 of this prospectus), and your policy is issued in any state other than New York, New Jersey, and Massachusetts the length of time that the death benefit guarantee provision will last (the "DBG Period") may be shorter than the times set forth in the preceding paragraph. The DBG Period will depend on the proportion that the face amount of the YRT rider bears to the total face amount (base policy plus YRT rider) at the issue date of the policy and the death benefit option.


----------------------------------------------------------------------------------------------------------------------------
 % OF YRT RIDER TO TOTAL   DBG PERIOD IF DEATH BENEFIT                     DBG PERIOD IF DEATH BENEFIT
 FACE AMOUNT               OPTION IS ALWAYS A                              OPTION IS EVER B
----------------------------------------------------------------------------------------------------------------------------
 Less than 25%             To the later of policy anniversary nearest age  To the later of policy anniversary nearest
                           75 or 15 policy years*                          age 75 or 30 policy years
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 25% to less than 50%      To the later of policy anniversary nearest age  To the later of policy anniversary nearest
                           65 or 20 policy years                           age 65 or 15 policy years
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 50% to less than 75%      To the later of policy anniversary nearest age  To the later of policy anniversary nearest
                           55 or 10 policy years                           age 55 or 10 policy years
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 75% and greater           3 policy years                                  3 policy years
----------------------------------------------------------------------------------------------------------------------------

* In no event will the DBG period extend beyond the Final Policy Date.

The DBG Period is determined at the issue date and is not affected by subsequent changes in the base policy face amount or the YRT rider face amount, or by dropping or exchanging the YRT rider after issue. The only time the DBG Period will change after issue is if the policy was originally Option A and is later changed to Option B.

If your policy's Net Cash Surrender Value is insufficient to pay the monthly deductions, the death benefit guarantee provision can keep your policy from terminating if two conditions are satisfied. First, any outstanding policy loan plus accrued loan interest cannot exceed the policy's Cash Surrender Value. Second, the amount of your actual premium payments minus any withdrawals (each accumulated at 4% interest) must equal or exceed a benchmark premium amount. To determine this benchmark premium amount we accumulate the specified premiums (shown on the Policy Information Page) at 4% interest.

CHANGES IN INSURANCE PROTECTION

CHANGING THE FACE AMOUNT. You may request an increase in the Face Amount after the first policy year and a decrease after the second policy year. You must send your signed written request to our Administrative Office. See TAX EFFECTS in
Part 2 of this prospectus for the tax consequences of changing the Face Amount. If disability waiver goes into effect (see ADDITIONAL BENEFITS MAY BE AVAILABLE in Part 2 of this prospectus), we will not permit any Face Amount change. Any change will be subject to our approval and the following conditions:

Face Amount Increases. To increase the Face Amount, you must provide satisfactory evidence that the insured person is still insurable. The cost of insurance rate for the amount of the increase will be based on the rating class, attained age and tobacco-user status of the insured person on the date of the increase and on the insured person's sex. See COST OF INSURANCE CHARGE in Part 2 of this prospectus. We reserve the right to decline Face Amount increases if the insured person has become a more expensive risk.

Any increase must be at least $10,000. Specified premiums as well as monthly deductions from your Policy Account for the cost of insurance and the death benefit guarantee provision will generally increase beginning on the date the increase takes effect. An administrative charge of $1.50 for each additional $1,000 of insurance (up to a maximum charge of $240) will be deducted from your Policy Account. See HOW POLICY ACCOUNT CHARGES ARE ALLOCATED in Part 2 of this prospectus.

Surrender Charges will generally be applicable to a Face Amount increase for fifteen years from the effective date of the increase. The Premium Surrender Charge percentage may be higher than the percentage applied prior to the increase. Face Amount reductions will be applied against prior Face Amount increases, if any, in the reverse order in which such increases occurred, and then to the original Face Amount. See SURRENDER CHARGES in Part 2 of this prospectus.

Following the increase, a portion of each premium payment will be deemed to be attributable to the Face Amount increase. The Premium Sales Charge will generally be deducted from this amount, even if we had previously stopped deducting the charge on the premiums paid before the increase in accordance with our current practice. The Premium Sales Charge percentage may be lower than the percentage applied prior to the increase. See DEDUCTIONS FROM PREMIUMS -- PREMIUM SALES CHARGE in Part 2 of this prospectus.

You will have the right to cancel the Face Amount increase within 10 days after receipt of a new Policy Information Page showing the increase. If you cancel the increase we will reverse any charges attributable to the increase and recalculate the Policy Account value, Cash Surrender Value and Surrender Charges to what they would have been had the increase not taken place. No Premium or Administrative Surrender Charge will be incurred upon cancellation. We reserve the right not to offer the cancellation right for Face Amount increases if we are not required to do so under applicable law.

Face Amount Decreases. You may reduce the Face Amount but not below the minimum we require to issue this policy at the time of the reduction. Any reduction must be at least $10,000. Specified premiums as well as monthly deductions from your Policy Account for the death benefit guarantee provision and the cost of insurance will generally decrease (even though the rates may increase) beginning on the date the decrease in Face Amount takes effect.

Face Amount decreases that reduce the Face Amount below certain levels will result in higher monthly administrative charges. If you reduce the Face Amount during the first fifteen policy years or during the first fifteen years after a Face Amount increase, we may deduct a pro rata share of the applicable Surrender Charges from the Policy Account. Assuming you have not previously changed the Face Amount, the pro rata Surrender Charges for a partial surrender will be determined by dividing the amount of the Face Amount decrease by the initial Face Amount and multiplying that fraction by the Surrender Charges. Face Amount reductions will be applied against prior Face Amount increases, if any, in the reverse order in which such increases occurred, and then to the original Face Amount. See DEDUCTIONS FROM YOUR POLICY ACCOUNT and SURRENDER CHARGES in Part 2 of this prospectus.

CHANGING THE DEATH BENEFIT OPTION. At any time after the second policy year while your policy is in force, you may change the death benefit option by sending a signed written request to our Administrative Office. See TAX EFFECTS in Part 2 of this prospectus for the tax consequences of changing the death benefit option.

o If you change from OPTION A TO OPTION B, the Face Amount will be decreased by the amount in your Policy Account on the date of the change. This change may shorten the length of time the death benefit guarantee provision is available. See GUARANTEEING THE DEATH BENEFIT in Part 2 of this prospectus. We may not allow such a change if it would reduce the Face Amount below the minimum required to issue this policy at the time of the reduction. We may require evidence of insurability to make the change.

o If you change from OPTION B TO OPTION A, the Face Amount will be increased by the amount in the Policy Account on the date of the change.

These increases and decreases in Face Amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk, which is the amount on which cost of insurance charges are based (see COST OF INSURANCE CHARGE in Part 2 of this prospectus). If your death benefit is determined by a percentage multiple of the Policy Account, however, the new Face Amount will be determined differently. A Face Amount change that results from a death benefit option change will not affect any expense or sales charge (including any Surrender Charge) which varies by Face Amount, and no Surrender Charges will be deducted or established at the time of the change.

SUBSTITUTION OF INSURED PERSON. If you provide satisfactory evidence that the person proposed to be insured is insurable, then, subject to certain restrictions, you may, after the second policy year, substitute the insured person under your policy. The cost of insurance charges may change, but we will not change the Surrender Charges. Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other adverse tax consequences as well, including classification of the policy as a modified endowment contract or disqualification of the policy as life insurance for Federal income tax purposes unless funds are distributed out of the policy. See TAX EFFECTS in Part 2 of this prospectus. You should consult your tax adviser prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences of making this change. A $100 charge will be deducted from the Policy Account for each substitution of insured person.

WHEN POLICY CHANGES GO INTO EFFECT. A substitution of the insured person, or change in Face Amount or death benefit option, will go into effect at the beginning of the policy month that coincides with or follows the date we approve the request for the change. In some cases we may not approve a change because based upon our interpretation of current rules, the change might disqualify your policy as life insurance under applicable Federal tax law. In other cases there may be adverse tax consequences as a result of the change. See TAX EFFECTS in
Part 2 of this prospectus.

MATURITY BENEFIT

If the insured person is still living on the policy anniversary nearest his or her 100th birthday (Final Policy Date), we will pay you the amount in the Policy Account net of any policy loan, any lien securing a Living Benefit payment and accrued interest. The policy will then terminate. You may choose to have this benefit paid in installments. See TAX EFFECTS in Part 2 of this prospectus and YOUR PAYMENT OPTIONS in Part 3 of this prospectus.

LIVING BENEFIT OPTION

Subject to our underwriting guidelines and availability in your state, our Living Benefit rider will be added to your policy at issue. The Living Benefit rider enables the policyowner to receive a portion of the policy's death benefit (excluding death benefits payable under certain riders) if the insured person has a terminal illness. Certain eligibility requirements apply when you submit a Living Benefit claim (for example, satisfactory evidence of less than six-month life expectancy). There is no additional charge for the rider, but we will deduct an administrative charge of up to $250 from the proceeds of the Living Benefit payment. In addition, if you tell us that you do not wish to have the rider added at issue, but you later ask to add it, additional underwriting will be required and there will be a $100 administrative charge.

When a Living Benefit claim is paid, we establish a lien against the policy. The amount of the lien is the sum of the Living Benefit payment and any accrued interest on that payment. Interest will be charged at a rate equal to the greater of: (i) the yield on a 90-day Treasury bill and (ii) the maximum adjustable policy loan interest rate permitted in the state your policy is delivered. See BORROWING FROM YOUR POLICY ACCOUNT -- POLICY LOAN INTEREST in
Part 2 of this prospectus.

Until a death benefit is paid, or the policy is surrendered, a portion of the lien is allocated to the policy's Cash Surrender Value. This liened amount will be transferred to the Guaranteed Interest Account where it will earn interest at the same rate as unloaned amounts. See THE GUARANTEED INTEREST ACCOUNT in Part 2 of this prospectus. This liened amount will not be available for loans, transfers or partial withdrawals. Any death benefit, maturity benefit or Net Cash Surrender Value payable upon policy surrender will be reduced by the amount of the lien.

The receipt of a Living Benefit payment may be able to qualify for exclusion from income tax. See TAX EFFECTS in Part 2 of this prospectus. Consult your tax adviser. Receipt of a Living Benefit payment may also affect a policyowner's eligibility for certain government benefits or entitlements. You should contact your Equitable agent if you wish to make a claim under the rider.

ADDITIONAL BENEFITS MAY BE AVAILABLE

Your policy may include additional benefits. A monthly charge will be deducted from your Policy Account for each additional benefit you choose. Eligibility for and changes in these benefits are subject to our underwriting and other rules. More details will be included in your policy if you choose any of these benefits. The following additional benefits are currently available: disability waiver benefits, accidental death benefit, term insurance riders for the insured person (including the YRT rider), children's term insurance, term insurance on an additional insured person, designated insured option rider, option to purchase additional insurance and first-to-die term insurance.

The designated insured option rider permits the policyowner, upon the death of the insured person, to purchase insurance on the life of a "designated insured person" without evidence of insurability. The option to purchase additional insurance permits purchases of additional amounts of insurance on the insured person, without evidence of insurability, upon the occurrence of certain specified events. The first-to-die rider is yearly renewable term insurance that insures two lives and pays a death benefit upon the first death.

The term insurance riders for the insured person allow you to purchase additional death benefit coverage. Choosing coverage under a term insurance rider for the insured person in lieu of coverage under the base policy will reduce total charges and increase Policy Account values on a current charge basis. The more term insurance coverage you elect, the greater will be the amount of reduction in charges and increase in Policy Account values on a current charge basis. Also, term coverage is not subject to a surrender charge. However, if the higher death benefit becomes applicable (see DEATH BENEFITS in Part 2 of this prospectus) or if term rider insurance charges increase in relation to cost of insurance charges on the base policy, the combination coverage may ultimately become more costly and have lower Policy Account values than coverage under the base policy alone. Generally, the greater the proportion of term insurance coverage you elect, the greater the likelihood that the higher death benefit will apply. Also, the Living Benefit option discussed above does not apply to any term insurance coverage. Moreover, in New York, there are age restrictions on the final renewal period for term riders. If you later terminate your term rider coverage and also increase the Face Amount under the base policy, a new Surrender Charge period will commence.

The amount of the specified or 3-Year no lapse guarantee premium will be affected by the term rider coverage. In addition, if your policy is issued with a YRT rider, the duration of the death benefit guarantee may be shorter. See GUARANTEEING THE DEATH BENEFIT in Part 2 of this prospectus. Your agent can provide further information and policy illustrations showing how the term riders can affect your policy values under different assumptions.

YOUR POLICY ACCOUNT VALUE

The amount in your Policy Account is the sum of the amounts you have in the Guaranteed Interest Account and in the Funds. Your Policy Account also reflects various charges. See DEDUCTIONS AND CHARGES in Part 2 of this prospectus.

AMOUNTS IN THE SEPARATE ACCOUNT. Amounts allocated, transferred or added to a Fund are used to purchase units of that Fund. Units are redeemed from a Fund when amounts are withdrawn, transferred or deducted for charges or capitalized loan interest. The number of units purchased or redeemed in a Fund is calculated by dividing the dollar amount of the transaction by the Fund's unit value calculated after the close of business that day. On any given day, the value you have in a Fund is the unit value for that Fund times the number of units credited to you in that Fund.

HOW WE DETERMINE THE UNIT VALUE. We determine unit values for the Funds at the end of each business day. A business day is any day the New York Stock Exchange is open for trading.

A transaction date is the day we perform automatic transactions, such as policy anniversary reports and monthly charge deductions, or process requested transactions, such as remittances, disbursements and transfers. If your request for a policy transaction is not accompanied by complete information or is directed to the wrong address, the transaction date will be the date we receive such complete information at our Administrative Office. If your request for a policy transaction reaches our Administrative Office when we are closed, or after 4:00 p.m. Eastern Time, the transaction date will be the next day we are open. The transaction date for automatic transactions is the date they are scheduled to be performed.

The unit value that applies to a transaction will be the unit value calculated at the close of business on the transaction date. When a transaction is scheduled on a non-business day, the unit value applied will be the unit value calculated for the next business day. The unit value for any business day is equal to the unit value for the preceding business day multiplied by the net investment factor for that Fund on that business day.


A net investment factor is determined for each Fund of the Separate Account every business day as follows: first, we take the net asset value of a share in the corresponding Trust portfolio at the close of business that day, as reported by the Trust, and we add the per share amount of any dividends or capital gains distributions paid by the Trust on that day. We divide this amount by the per share net asset value on the preceding business day. Then, we subtract a daily mortality and expense risk charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday, Sunday and Monday). The daily mortality and expense risk charge is currently at an annual rate of .60% and is guaranteed not to exceed an annual rate of .90%. See CHARGE AGAINST THE SEPARATE ACCOUNT in Part 2 of this prospectus. Finally, we reserve the right to subtract any daily charge for taxes or amounts set aside as a reserve for taxes. For current Incentive Life Plus unit values, call (888) 228-6690.


TRANSFERS OF POLICY ACCOUNT VALUE. You may request a transfer of amounts among Funds or to the Guaranteed Interest Account. Special rules apply to transfers out of the Guaranteed Interest Account. See TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT in Part 1 of this prospectus. You may make a transfer by telephone or by submitting a signed written transfer request to our Administrative Office. Transfer request forms are available from your Equitable agent or from our Administrative Office. Special rules apply to telephone transfers. See TELEPHONE TRANSFERS in Part 2 of this prospectus.

The minimum amount which may be transferred is $500. This minimum need not come from any one Fund or be transferred to any one Fund as long as the total amount transferred that day, including any amounts transferred to or from the Guaranteed Interest Account, is at least equal to the minimum. However, we will transfer the entire amount in any Fund even if it is less than the minimum specified in your policy. A lower minimum amount applies to our Automatic Transfer Service, which is described below.

Transfers take effect on the date we receive your request, but no earlier than the first business day following the Allocation Date. When part of a transfer request cannot be processed, we will not process any part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where the request is for a transfer of an amount greater than that currently allocated to a Fund. We may delay making a transfer if the New York Stock Exchange is closed or the SEC has declared that an emergency exists. In addition, we may delay transfers where permitted under applicable law.

AUTOMATIC TRANSFER SERVICE. The Automatic Transfer Service enables you to make automatic monthly transfers out of the Money Market Fund into the other Funds. To start using this service you must first complete a special election form that is available from your agent or our Administrative Office. You must also have a minimum of $5,000 in the Alliance Money Market Fund on the date the Automatic Transfer Service is scheduled to begin. You can elect up to eight Funds for monthly transfers, but the minimum amount that may be transferred to each Fund each month is $50.

If you elect the Automatic  Transfer Service with your policy  application,  the automatic transfers will begin in the second policy month following the Allocation Date. If you elect the Automatic Transfer Service after your application has been submitted, automatic transfers will begin on the next monthly processing date after we receive your election form at our Administrative Office. See POLICY PERIODS, ANNIVERSARIES, DATES AND AGES in Part 2 of this prospectus.

The Automatic Transfer Service will remain in effect until the earliest of the following events: (1) the amount in the Money Market Fund is insufficient to cover the automatic transfer amount; (2) the policy is in a grace period; (3) we receive at our Administrative Office your written instruction to cancel the Automatic Transfer Service; or (4) we receive notice of death under the policy.

Using the Automatic Transfer Service does not guarantee a profit or protect against loss in a declining market.


TELEPHONE TRANSFERS. You may make transfers by telephone by calling our Administrative Office toll free at (888) 228-6690. In order to make transfers by telephone, you must first complete and return an authorization form.
Authorization   forms  can  be  obtained  from  your

Equitable agent or our Administrative Office. The completed signed form MUST be returned to our Administrative Office before requesting a telephone transfer.


Telephone transfers may be requested on each day we are open to transact business. You will receive the Fund's unit value as of the close of business on the day you call. We do not accept telephone transfer requests after 4:00 p.m. Eastern Time. Only one telephone transfer request is permitted per day and it may not be revoked at any time. The telephone transfer requests are automatically recorded and are invalid if incomplete information is given, portions of the request are inaudible, no authorization form is on file, or the request does not comply with the transfer limitations described above.

We have established reasonable procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confirmation of instructions communicated by telephone. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any losses arising out of any act or any failure to act resulting from our own negligence, lack of good faith, or willful misconduct. In light of the procedures established, we will not be liable for following telephone instructions that we reasonably believe to be genuine.

During times of extreme market activity it may be impossible to contact us to make a telephone transfer. If this occurs, you should submit a written transfer request to our Administrative Office. Our rules on telephone transfers are subject to change and we reserve the right to discontinue telephone transfers in the future.

CHARGE FOR TRANSFERS. We have reserved the right under your policy to make a charge of up to $25 for transfers of Policy Account value. Currently, you will be able to make 12 free transfers in any policy year, but we will charge $25 per transfer after the twelfth transfer. All transfers made on one transfer request form will count as one transfer, and all transfers made in one telephone request will count as one transfer. Transfers made through the Automatic Transfer Service or on the Allocation Date will not count toward the twelve free transfers. No charge will apply to the transfer of all of your amounts in the Separate Account to the Guaranteed Interest Account.

BORROWING FROM YOUR POLICY ACCOUNT

You may borrow up to 90% of your policy's Cash Surrender Value using only your policy as security for the loan. Any new loan must be at least $500. If you request an additional loan, the additional amount will be added to the outstanding loan and accrued loan interest. Any amount that secures a loan remains part of your Policy Account but is assigned to the Guaranteed Interest Account. This loaned amount earns an interest rate expected to be different from the interest rate for unloaned amounts. Amounts securing a Living Benefit payment are not available for policy loans.

HOW TO REQUEST A LOAN. You may request a loan by sending a signed written request to our Administrative Office. You should tell us how much of the loan you want taken from your unloaned amount in the Guaranteed Interest Account and how much you want taken from the Funds. If you request a loan from a Fund, we will redeem units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Account. The amounts you have in each Fund or the Account will be determined as of the day your request for a loan is received at our Administrative Office.

If you do not indicate how you wish to allocate it, the loan will be allocated according to the deduction allocation percentages applicable to your Policy Account. If the loan cannot be allocated based on these percentages, it will be allocated based on the proportions that your unloaned amount in the Guaranteed Interest Account and your values in the Funds bear to the unloaned value of your Policy Account.

POLICY LOAN INTEREST. Interest on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each policy year. The same rate applies to any outstanding policy loans and any new amounts you borrow during the year. You will be notified of the current rate when you apply for a loan. The maximum rate is the greater of 5%, or the "Published Monthly Average" for the month that ends two months before the interest rate is set. The "Published Monthly Average" is the Monthly Average Corporates yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investors Service, Inc. If this average is no longer published, we will use any successor or the average established by the insurance supervisory official of the jurisdiction in which the policy is delivered. We will not charge more than the maximum rate permitted by applicable law. We may also set a rate lower than the maximum.

Any change in the rate from one year to the next will be at least 1/2%. The maximum loan interest rate will only change, therefore, if the Published Monthly Average differs from the previous interest rate by at least 1/2 of 1%. You will be notified in advance of any increase in the interest rate on any loan you have outstanding.

When you borrow on your policy, the amount of your loan is set aside in the Guaranteed Interest Account where it earns a declared rate for loaned amounts. The interest rate we credit to the loaned portion of the Guaranteed Interest Account will be at an annual rate up to 2% less than the loan interest rate we charge. However, we reserve the right to credit a lower rate than this if in the future tax laws change such that our taxes on policy loans or policy loan interest are increased.

Under our current rules, the rate we credit on loaned amounts for the first fifteen policy years is 1% less than the rate we charge for policy loan interest, and the rate difference drops from 1% to 1/4 of 1% beginning in the sixteenth policy year. Because Incentive Life Plus was offered for the first time in 1995, no reduction in the rate difference has yet been attained. These rate differentials are those currently in effect and are not guaranteed. Interest credited on loaned amounts will never be less than 4%.

Interest accrues daily on any loaned amount in the Guaranteed Interest Account. On each policy anniversary and anytime you repay a policy loan in full, accrued interest on the loaned amount is allocated to the Separate Account Funds and to the unloaned portion of the Guaranteed Interest Account in accordance with your premium allocation percentages.

WHEN INTEREST IS DUE. Interest is due on each policy anniversary. If you do not pay the interest when it is due, it will be added to your outstanding loan and allocated based on the deduction allocation percentages for your Policy Account which are then in effect. This means an additional loan is made to pay the interest and amounts are transferred from the Funds to make the loan. If the interest cannot be allocated on this basis, it will be allocated as described above for allocating your loan.

REPAYING THE LOAN. You may repay all or part of a policy loan at any time. While you have a policy loan, we assume that any money you send us is a premium payment. If you wish to have any of these payments applied as a loan repayment, you must specifically so indicate in writing. Loan repayments are not subject to a charge for taxes or a Premium Sales Charge. Any amount not needed to repay a loan and accrued loan interest will be applied as a premium payment. We will first allocate loan repayments to our Guaranteed Interest Account until the amount of any loans originally allocated to that Account have been repaid. After you have repaid this amount, you may choose how you want us to allocate the balance of any additional repayments. If you do not provide specific instructions, repayments will be allocated on the basis of your premium allocation percentages.

THE EFFECTS OF A POLICY LOAN. A loan will have a permanent effect on the value of your Policy Account and, therefore, on the benefits under your policy, even if the loan is repaid. The loaned amount set aside in the Guaranteed Interest Account will not be available for investment in the Funds or in the unloaned portion of the Guaranteed Interest Account. Whether you earn more or less with the loaned amount set aside depends on the investment experience of the Funds and the rates declared for the unloaned portion of the Guaranteed Interest Account. The amount of any policy loan and accrued loan interest will reduce the proceeds paid from your policy upon the death of the insured person, policy maturity or policy surrender. In addition, a loan will reduce the amount available for you to withdraw from your policy. See TAX EFFECTS in Part 2 of this prospectus for the tax consequences of a policy loan. A loan may also affect the length of time that your insurance remains in force because the amount set aside to secure your loan cannot be used to cover monthly deductions or a loan may prevent the death benefit guarantee provision from keeping the policy out of default. See YOUR POLICY CAN TERMINATE in Part 2 of this prospectus.

PARTIAL WITHDRAWALS AND SURRENDER

PARTIAL WITHDRAWALS. At any time after the first policy year while the insured person is living, you may request a partial withdrawal of your Net Cash
Surrender Value by sending a signed written request to our Administrative Office. When you make a partial withdrawal, an expense charge of $25 or 2% of the amount requested, whichever is less, will be deducted from your Policy
Account. Any such withdrawal is subject to our approval and to certain conditions. Amounts securing a Living Benefit payment are not available for partial withdrawals. In addition, we reserve the right to decline a request for a partial withdrawal. Under our current rules, a withdrawal must:

o    be at least $500,

o not cause the death benefit to fall below the minimum Face Amount for which we would issue the policy at the time, and

o not cause the policy to fail to qualify as life insurance under applicable tax law.

You may specify how much of the withdrawal you want taken from amounts you have in each Fund and the unloaned portion of the Guaranteed Interest Account. The related expense charge will also be deducted from the amount withdrawn. If you do not specifically indicate, we will make the withdrawal and deduct the related expense charge on the basis of your deduction allocation percentages. If we cannot make the withdrawal and deduct the expense charge in the manner discussed above, we will make the withdrawal and deduction based on the proportions that your unloaned amounts in the Guaranteed Interest Account and the Funds bear to the total unloaned value of your Policy Account.

A partial withdrawal reduces the amount you have in your Policy Account and Cash Surrender Value on a dollar-for-dollar basis. Normally, it also reduces the death benefit on a dollar-for-dollar basis, but does not affect the net amount at risk, which is the difference between the current death benefit and the amount in your Policy Account. If you selected death benefit Option A, the Face Amount of your policy will generally be reduced so that there will be no change in the net amount at risk. However, under either option, if the death benefit is based on the Policy Account percentage multiple, the reduction in death benefit would be greater and the net amount at risk would be reduced. See DEATH BENEFITS in Part 2 of this prospectus. The withdrawal and these reductions will be effective as of the date your request is received at our Administrative Office. See TAX EFFECTS in Part 2 of this prospectus for the tax consequences of a partial withdrawal and a reduction in benefits.

SURRENDER FOR NET CASH SURRENDER VALUE. The Cash Surrender Value is the amount in your Policy Account minus the Surrender Charges described under SURRENDER CHARGES in Part 2 of this prospectus. The Net Cash Surrender Value equals the Cash Surrender Value minus any loan and accrued loan interest.

You may surrender your policy for its Net Cash Surrender Value at any time while the insured person is living. See TAX EFFECTS in Part 2 of this prospectus for the tax consequences of a surrender. We will deduct from the Net Cash Surrender Value any amount securing a Living Benefit payment. We will compute the Net Cash Surrender Value as of the date we receive your written surrender request and the policy at our Administrative Office. All insurance coverage under your policy will end on that date.

DEDUCTIONS AND CHARGES
DEDUCTIONS FROM PREMIUMS. Charges for certain taxes are deducted from all premiums. In addition, a Premium Sales Charge will be deducted from your premiums as specified below. The balance of each premium (the net premium) is placed in your Policy Account.

Charge For Taxes. We deduct a charge designed to approximate certain taxes and additional charges imposed upon us by states and other jurisdictions. Such charges currently range from .70% to 5% (Virgin Islands).

This charge may be increased or decreased to reflect any changes in our taxes. In addition, if an insured person changes his or her place of residence, you should notify us to change our records so that the charge will reflect the new jurisdiction. Any change will take effect on the next policy anniversary, if received at least 60 days prior to the policy anniversary.

Premium Sales Charge. A percentage of each premium will be deducted to compensate us in part for sales and promotional expenses in connection with selling Incentive Life Plus, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. See SURRENDER CHARGES in Part 2 of this prospectus. The Premium Sales Charge percentage depends upon the Face Amount of the Policy as follows:

 FACE AMOUNT RANGE:  $50,000 TO $99,999  $100,000 TO $499,999  $500,000 AND OVER
 -------------------------------------------------------------------------------
 PERCENTAGE:                 6%                   4%                   3%

Currently, we deduct the Premium Sales Charge from each premium payment until the cumulative premiums paid equals ten times the "sales load target premium." The sales load target premium varies by issue age, sex and tobacco-user status of the insured person and the policy's Face Amount, and is generally less than or equal to 75% of one annual whole life premium calculated at 4% interest and guaranteed maximum cost of insurance and expense charges. We reserve the right, however, to deduct the Premium Sales Charge from each premium payment at any time.

If you request a Face Amount increase above the previous highest Face Amount, we will establish a new sales load target premium attributable to the amount of the increase, and the Premium Sales Charge will be deducted from that portion of each subsequent premium payment deemed attributable to the increase until such premium payments have cumulatively reached ten times the new sales load target premium. Moreover, if the increase moves the policy into a higher Face Amount range, the Premium Sales Charge percentage applied to future premiums will be the lower percentage for that Face Amount range. Face Amount decreases do not change the Premium Sales Charge percentage.

DEDUCTIONS FROM YOUR POLICY ACCOUNT. At the beginning of each policy month, the following charges are deducted from your Policy Account:

Monthly Administrative Charge. The administrative charge is designed to compensate us for administrative activities in connection with issuing and maintaining your policy, such as billing, policy transactions and policyowner communications. The amount of the monthly administrative charge depends upon the initial Face Amount, the policy year and the issue age of the insured person as follows:


  -------------------------------------------------------------------------------------------------------------------------
                    FACE AMOUNT RANGE $50,000 TO       FACE AMOUNT RANGE $100,000 TO      FACE AMOUNT RANGE $500,000 AND
     ISSUE AGE      $99,999                            $499,999                           OVER
  -------------------------------------------------------------------------------------------------------------------------
       0-29         $20 in years 1 & 2                 $40 in year 1                      $25 in year 1
                    $8 in years 3 and later*           $6 in years 2 and later*           $6 in years 2 and later*
        30+         $30 in years 1 & 2                 $55 in year 1                      $25 in year 1
                    $8 in years 3 and later*           $6 in years 2 and later*           $6 in years 2 and later*

  --------------
  *We may increase  this charge,  but we guarantee  that it will never exceed
   $10 per month.

The monthly administrative charge will increase from $6 to $8 if you request a Face Amount reduction that moves the policy into the lowest Face Amount range. The charge will decrease from $8 to $6 if you request a Face Amount increase after the second policy year that moves the policy out of the lowest Face Amount range (the $20 or $30 charge will continue through the second policy year).

Cost Of Insurance Charge. The cost of insurance charge is calculated by multiplying the net amount at risk at the beginning of the policy month by the monthly cost of insurance rate applicable to the insured person at that time. The net amount at risk is the difference between the current death benefit (not including any term coverage on the insured person) and the amount in your Policy Account. See ADDITIONAL BENEFITS MAY BE AVAILABLE in Part 2 of this prospectus for a description of term insurance riders. We may earn a profit from this charge.

Your cost of insurance charge will vary from month to month with changes in the net amount at risk. For example, if the current death benefit for the month is increased because the death benefit is based on a percentage multiple of the Policy Account, then the net amount at risk for the month will increase. Assuming the percentage multiple is not in effect, increases or decreases to the Policy Account will result in a corresponding decrease or increase to the net amount at risk under Option A policies, but no change to the net amount at risk under Option B policies. Increases or decreases to the Policy Account can result from making premium payments, investment experience or the deduction of charges.

The monthly cost of insurance rate applicable to your policy will be based on our current monthly cost of insurance rates. The current monthly cost of insurance rates may be changed from time to time. However, the current rates will never be more than the guaranteed maximum rates set forth in your policy. The guaranteed rates are based on the Commissioner's 1980 Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables. The current and guaranteed monthly cost of insurance rates are determined based on the sex, age, rating class and tobacco-user status of the insured person. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since a policy has been issued) and the Face Amount. Current cost of insurance rates are generally highest for Face Amounts less than $100,000 and generally lowest for Face Amounts of $200,000 and above.

Beginning in the tenth policy year, current monthly cost of insurance charges are reduced by an amount equal to a percentage of your unloaned Policy Account value on the date such charges are assessed. This means that the larger your unloaned Policy Account value, the greater your potential reduction in current cost of insurance charges. This percentage begins at an annual rate of .05%, grading up to an annual rate of .65% in policy years 25 and later. This cost of insurance charge reduction applies on a current basis and is not guaranteed. We may in the future increase, decrease, change the duration of, or eliminate the amount of the current cost of insurance charge reduction without advance notice to you. Because Incentive Life Plus was offered for the first time in 1995, no reduction of cost of insurance charges in the tenth policy year has yet been attained.

Lower current cost of insurance rates apply at most ages for insured persons who qualify as non-tobacco users. To qualify, an insured person must meet additional requirements that relate to tobacco use. In addition, the insured person must be age twenty or over. Insured persons who are under twenty years of age may ask us to review their current tobacco habits when they reach the policy anniversary nearest their twentieth birthday.

There will be no distinctions based on sex in the cost of insurance rates for Incentive Life Plus policies sold in Montana. Cost of insurance rates applicable to a policy issued in Montana will not be greater than the comparable male rates set forth or illustrated in this prospectus. Similarly, illustrated policy values in Part 4 would be no less favorable for comparable policies issued in this state. The guaranteed cost of insurance rates for Incentive Life Plus policies in this state are based on the Commissioner's 1980 Standard Ordinary SB Smoker and NB Non-Smoker Mortality Table.

Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, rating class and tobacco-user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Incentive Life Plus in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Death Benefit Guarantee Charge. One cent per $1,000 of Face Amount (including any amount of yearly renewable term insurance) is deducted monthly to compensate us for the risk we assume by guaranteeing the death benefit under the death benefit guarantee provision. This charge is deducted regardless of whether specified premiums are paid, but it will not be deducted after the death benefit guarantee provision terminates. This charge will not be deducted in states where the death benefit guarantee provision is not available.

Charges For Additional Benefits. The charges for any additional benefits you choose will be deducted monthly. Your policy contains tables showing the guaranteed maximum charges for all of these benefits.

Transaction Charges. In addition to the monthly deductions from your Policy Account described above, we charge fees for certain policy transactions: see PARTIAL WITHDRAWALS, CHANGING THE FACE AMOUNT, SUBSTITUTION OF INSURED PERSON, LIVING BENEFIT OPTION and TRANSFERS OF POLICY ACCOUNT VALUE in Part 2 of this prospectus. Also, if, after your policy is issued, you request more than one illustration in a policy year, we may charge a fee. See ILLUSTRATIONS OF POLICY BENEFITS in Part 4 of this prospectus.

Mortality And Expense Risk Charge For New York Policies. For New York policies, this charge will be deducted monthly from the Policy Account at an annual current rate of .60% of the unloaned Policy Account value on the date this charge is assessed. The maximum rate is .90%. See CHARGE AGAINST THE SEPARATE ACCOUNT below for more information about this charge.

How Policy Account Charges Are Allocated. Generally, deductions from your Policy Account for monthly charges are made from the Funds and the unloaned portion of our Guaranteed Interest Account in accordance with the deduction allocation percentages specified in your application unless you instruct us in writing to do otherwise. See PREMIUM AND MONTHLY CHARGE ALLOCATIONS in Part 2 of this prospectus. If a deduction cannot be made in accordance with these percentages, it will be made based on the proportions that your unloaned amounts in the Guaranteed Interest Account and your amounts in the Funds bear to the total unloaned value of your Policy Account.

Changes. Any changes in the cost of insurance rates, charges for additional benefits, Premium Sales Charge, mortality and expense risk charge or administrative charges will be by class of insured person and will be based on changes in future expectations about such factors as investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes. We reserve the right to make a charge in the future for taxes or reserves set aside for taxes, which would reduce the investment experience of the Funds. See TAX EFFECTS in Part 2 of this prospectus.

CHARGE AGAINST THE SEPARATE ACCOUNT. This charge is reflected in the unit values for the Funds of the Separate Account. See HOW WE DETERMINE THE UNIT VALUE in
Part 2 of this prospectus.

A daily charge for assuming MORTALITY AND EXPENSE RISKS will be made. The annual current rate is .60%. The annual guaranteed rate is .90%. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your Policy Account will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risk that the cost of issuing and administering policies will be greater than we expected. If the amount collected from this charge exceeds losses from the risks assumed, it will be to our profit. For New York policies, this charge will be deducted from your Policy Account rather than as a charge against the Separate Account.

CHARGES OF THE TRUSTS. The Funds purchase Class IB shares of the HRT or EQAT at net asset value. That price reflects investment management fees, indirect expenses, such as brokerage commissions, 12b-1 distribution fee charges and certain other operating expenses. The Trusts do not impose a sales charge. See DEDUCTIONS AND CHARGES in Part 2 of this prospectus and HRT'S INVESTMENT ADVISER, EQAT'S MANAGER and EQAT'S INVESTMENT ADVISERS in Part 1 of this prospectus.

SURRENDER CHARGES. There will be a difference between the amount in your Policy Account and the Cash Surrender Value of your policy for at least the first fifteen policy years. This difference is the result of the Premium Surrender Charge (which is a contingent deferred sales load) and an Administrative Surrender Charge. See also PREMIUM SALES CHARGE in Part 2 of this prospectus. These charges are contingent because you pay them only if you surrender your policy, reduce its Face Amount or it terminates. They are deferred because we do not deduct them from your premiums. Because these Surrender Charges are contingent and deferred, the amount we might collect in a policy year is not related to the actual sales expenses for that year. A table of maximum Surrender Charges (maximum Premium Surrender Charge plus the maximum Administrative Surrender Charge) appears on the Policy Information Page.

Assuming you have not previously changed the Face Amount, the pro rata Surrender Charges for a partial surrender will be determined by dividing the amount of the Face Amount decrease by the initial Face Amount and multiplying that fraction by the Surrender Charges. Face Amount reductions will be applied against prior Face Amount increases, if any, in the reverse order in which such increases occurred, and then to the original Face Amount.

Premium Surrender Charge. To determine the Premium Surrender Charge, "target" premiums are used. Target premiums are not based on the "planned" premium you determine, but are actuarially determined based on the age, sex and tobacco-user status of the insured person and the Face Amount. Target premiums are different from sales load target premiums that are used to determine the Premium Sales Charge.

The maximum Premium Surrender Charge for the initial Face Amount of your policy (the "base policy") will equal 66% of one target premium. This maximum will not vary based on the amount of premiums you pay or when you pay them. After the first nine policy years, this maximum Premium Surrender Charge on the base policy begins to decrease by 11% per year on a monthly basis for policy years ten through fifteen. After fifteen years, the Premium Surrender Charge attributable to the base policy expires.

Subject to the maximum, the Premium Surrender Charge is calculated based on your actual premium payments. The Premium Surrender Charge percentage depends upon the Face Amount and the policy year in which the premium payment is made as follows:

 -------------------------------------------------------------------------------
 POLICY YEAR OF      FACE AMOUNT RANGE    FACE AMOUNT RANGE    FACE AMOUNT RANGE
 PREMIUM PAYMENT     $50,000 TO $99,999  $100,000 TO $499,999  $500,000 AND OVER
 -------------------------------------------------------------------------------
 YEAR 1 (UP TO ONE
 SEC GUIDELINE               24%                  26%                 27%
 ANNUAL PREMIUM)
 -------------------------------------------------------------------------------
 YEAR 1 (OVER ONE
 SEC GUIDELINE                3%                   5%                  6%
 ANNUAL PREMIUM)
 -------------------------------------------------------------------------------
 YEAR 2
 THROUGH 15                   3%                   5%                  6%
 (ALL PREMIUMS)
 -------------------------------------------------------------------------------

The SEC Guideline Annual Premium is the level annual amount that would be payable in each policy year under certain assumptions, as defined by the SEC at the date of this prospectus. These assumptions include cost of insurance charges based on the 1980 Commissioner's Standard Ordinary Mortality Tables, net investment earnings at an annual rate of 5%, and the fees and charges associated with the policy.

Attempting to structure the timing and amount of premium payments to reduce the potential surrender charge below the maximum is not recommended. Paying small amounts of premium in the policy's first fifteen years to reduce the potential surrender charge could increase the risk that your policy will terminate without value.

If you increase the Face Amount above the previous highest Face Amount (computed without regard to changes in Face Amount resulting from changing the death benefit option), we will establish an additional Premium Surrender Charge corresponding to the increased amount. An additional target premium attributable to the increase will be established and the additional Premium Surrender Charge will be subject to the same maximum percentage of 66%. This maximum will start to decline in the tenth year after the increase in the same manner as the Premium Surrender Charge on the base policy.

A portion of each premium payment made after a Face Amount increase will be deemed to be attributable to such increase, even if you do not increase the amount or frequency of your premium payments. The allocation of premiums between the base policy and Face Amount increases is actuarially determined in accordance with SEC regulations as in effect at the date of this prospectus. Moreover, if the increase moves the policy into a higher Face Amount range, the Premium Surrender Charge percentage applied to future premiums -- even those premiums allocated to the base policy -- will be the higher percentage for that Face Amount range. Face Amount decreases do not change the Premium Surrender Charge percentage.

Administrative Surrender Charge. The Administrative Surrender Charge per $1,000 of Face Amount in the first three policy years (subject to a $3,000 maximum) is:

    ----------------------------------------------
    ISSUE AGE:  0-34   35-44   45-49   50-54  55+
                  $2     $3      $4      $5    $6
    ----------------------------------------------

After the first three policy years, the Administrative Surrender Charge grades down on a monthly basis to zero at the end of the eighth policy year.

A Face Amount increase above the previous highest Face Amount will result in a new layer of Administrative Surrender Charges applicable to the increase.

PURPOSE OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies.

If, as expected, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; e.g., the monthly administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, or that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies.

ADDITIONAL INFORMATION ABOUT INCENTIVE LIFE PLUS

YOUR POLICY CAN TERMINATE. Your insurance coverage under Incentive Life Plus continues as long as the Net Cash Surrender Value of the policy is enough to pay the monthly deductions. The Net Cash Surrender Value equals the Cash Surrender Value minus any loan and accrued loan interest. If the Net Cash Surrender Value at the beginning of any policy month is less than the deductions for that month, your policy will go into default unless the operation of either the death benefit guarantee provision or the 3-Year no lapse guarantee provision is in effect. See GUARANTEEING THE DEATH BENEFIT in Part 2 of this prospectus.

If your policy goes into default, we will notify you, and any assignees on our records, in writing, that a 61-day grace period has begun and indicate the payment that is needed to avoid policy termination at the end of the grace period. The required payment will not be more than an amount which would increase the Net Cash Surrender Value to cover total monthly deductions for three months (without regard to any investment performance in the Policy Account). The required payment and any residual Policy Account value will be used to cover the overdue deductions. However, if your Policy Account has unfavorable investment experience, the required payment may not be sufficient to cover the overdue deductions on the date we receive the payment. In this case, a new 61-day grace period will begin. While a policy is in a grace period, you may not transfer Policy Account value or make other policy changes.

If we do not receive payment within the 61 days, your policy will terminate without value. We will withdraw any amount left in your Policy Account and apply this amount to the overdue deductions, any applicable Surrender Charges and any unpaid loan and accrued loan interest. We will inform you, and any assignee, at last known addresses that your policy has ended without value. See TAX EFFECTS in Part 2 of this prospectus for the potential tax consequences of the termination of a policy.

YOU MAY RESTORE A POLICY AFTER IT TERMINATES. Subject to certain state variations, you may restore a policy within six months after it terminates if you provide evidence that the insured person (and any other person insured under a rider) is still insurable, and you make the premium payment that we require to restore the policy. The required premium will not be more than an amount sufficient to cover (i) total monthly deductions for 3 months, calculated from the effective date of restoration; (ii) the monthly administrative charges from the date of default to the effective date of restoration; (iii) any excess of the applicable Surrender Charge on the date of restoration over the Surrender Charge that was deducted on the date of default; and (iv) the charge for taxes, the Premium Sales Charge, and any increase in Surrender Charge associated with this payment. We will determine the amount of this required premium as if no interest or investment performance were credited to, or charged against, your Policy Account. The policy will be restored as of the beginning of the policy month which coincides with or follows the date we approve your application. Your restored policy will not have any loan balance even if there was a loan outstanding under the terminated policy.

From the required payment we will deduct the charge for applicable taxes and the Premium Sales Charge. On the effective date of restoration, the Policy Account will be equal to the balance of the required payment plus a Surrender Charge credit. This credit will be equal to the Surrender Charges that were deducted on the date of default, but not greater than the applicable Surrender Charges as of the effective date of restoration. We will start to make monthly deductions as of the effective date of restoration. On that date, the monthly administrative charges from the beginning of the grace period to the effective date of restoration will be deducted from the Policy Account. See TAX EFFECTS in Part 2 of this prospectus for the potential tax consequences of restoring a terminated policy. Some states may vary the time period and conditions for policy restoration.

POLICY PERIODS, ANNIVERSARIES, DATES AND AGES. When an application for an Incentive Life Plus policy is completed and submitted to us, we decide whether or not to issue the policy. This decision is made based on the information in the application and our standards for issuing insurance and classifying risks. If we decide not to issue a policy, any premium paid will be refunded.

The Issue Date, shown on the Policy Information Page, is the date your policy is actually issued, but if we have advanced the Register Date, the Issue Date will be the same as the Register Date. Generally, contestability is measured from the Issue Date, as is the suicide exclusion.

The Register Date, also shown on the Policy Information Page, is used to measure policy years and policy months. Charges and deductions are first made as of the Register Date, even when we have permitted an early Register Date as set forth below. For information on such charges and deductions, see DEDUCTIONS FROM YOUR POLICY ACCOUNT in Part 2 of this prospectus. As to when coverage under the policy begins, see FLEXIBLE PREMIUMS in Part 2 of this prospectus.

Generally, we determine the Register Date based upon when we receive your full minimum initial premium. In most cases:

o If you submit the full minimum initial premium to your Equitable agent at the time you sign the application, and we issue the policy as it was applied for, then the Register Date will be the later of (a) the date Part I of the policy application was signed or, (b) the date Part II of the policy application was signed by a medical professional.

o If we do not receive your full minimum initial premium at our Administrative Office before the Issue Date or, if the policy is not issued as applied for, the Register Date will be the same as the Issue Date.

An early Register Date may be permitted for employer-sponsored cases in order to accommodate a common Register Date for all employees. An early Register Date may also be permitted to provide a younger age at issue. We may also permit policyowners to delay a Register Date (up to three months) in employer-sponsored cases. Additionally, policies that would otherwise receive a Register Date of the 29th, 30th or 31st of any month will receive a Register Date of the 28th of that month.

The investment start date is the date that your initial net premium begins to vary with the investment performance of the Funds or accrue interest in the Guaranteed Interest Account. Generally, the investment start date will be the same as the Register Date if the full minimum initial premium is received at our Administrative Office before the Register Date. Otherwise, the investment start date will be the date the full minimum initial premium is received at our Administrative Office. Thus, to the extent that your first premium is received before the Register Date, there will be a period during which the initial premium will not be experiencing investment performance. The investment start date for policies with early Register Dates will be the date the full minimum initial premium is received at our Administrative Office. Any subsequent premium payment received after the investment start date will begin to experience investment performance as of the date such payment is received at our Administrative Office. Remember, the amount of your initial net premium allocated to the Funds may be temporarily allocated to the Alliance Money Market Fund prior to allocation in accordance with your instructions. See FLEXIBLE PREMIUMS in Part 2 of this prospectus.

Age. Generally, when we refer to the age of the insured person, we mean his or her age on the birthday nearest to the beginning of the particular policy year.

TAX EFFECTS

This discussion is based on our understanding of the current Federal income tax laws as currently interpreted on Incentive Life Plus policies owned by U.S. resident individuals. The tax effects on corporations and other business entities, non-U.S. residents or non-U.S. citizens, may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult your legal or tax adviser.

POLICY  PROCEEDS.  An  Incentive  Life  Plus  policy  will be  treated  as "life insurance" for Federal income tax purposes if it meets the definitional requirement of the Internal Revenue Code of 1986, as amended (the Code) and as long as the portfolios of the Trusts satisfy the diversification requirements under the Code. We believe that Incentive Life Plus will meet these requirements, and that:

o the death benefit received by the beneficiary under your Incentive Life Plus policy will not be subject to Federal income tax; and

o as long as your policy remains in force, increases in the Policy Account value as a result of interest or investment experience will not be subject to Federal income tax unless and until there is a distribution from your policy, such as a surrender, loan or a partial withdrawal.

SPECIAL TAX RULES MAY APPLY, HOWEVER, IF YOU TRANSFER YOUR OWNERSHIP OF THE POLICY. CERTAIN TRANSFERS FOR VALUE MAY SUBJECT THE TRANSFEROR TO INCOME TAX AND RESULT IN THE TRANSFEREE BECOMING SUBJECT TO INCOME TAX ON DEATH PROCEEDS TO THE EXTENT SUCH PROCEEDS EXCEED THE TRANSFEREE'S INVESTMENT IN THE POLICY. A GIFT OR BEQUEST OF A POLICY SUBJECT TO A LOAN MAY BE VIEWED AS A PART SALE, PART GIFT TRANSACTION AND CAN ALSO TRIGGER INCOME TAX CONSEQUENCES. CONSULT YOUR TAX ADVISER BEFORE ANY TRANSFER OF YOUR POLICY.

The Federal income tax consequences of a distribution from your policy will depend among other things on whether your policy is determined to be a "modified endowment." The character of any income recognized under your policy will be ordinary income as opposed to capital gain.

A MODIFIED ENDOWMENT IS a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured person and for the same initial death benefit which, under specified conditions (which include the absence of expense, administrative and surrender charges), would be fully paid for after seven level annual payments. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a policy, it will generally be treated as a new contract for purposes of determining whether the policy is a modified endowment, and subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a downward adjustment formula, the Policy Account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change would occur if there was a substitution of the insured person, and could also occur as a result of a change in death benefit option, the selection of additional benefits, an increase in Face Amount and certain other changes.

If the benefits are reduced during the first seven policy years after entering into the policy (or within seven years after a material change), for example, by requesting a decrease in Face Amount or in some cases, by making a partial withdrawal or terminating additional benefits under a rider, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment. Generally, a life insurance policy which is received in exchange for a modified endowment will also be considered a modified endowment.

Whether or not your policy is a modified endowment, changes made to a life insurance policy, for example, a decrease in benefits or the termination of or restoration of a terminated policy, may have other effects on your policy, including impacting the maximum amount of premiums that can be paid under the policy, as well as the maximum amount of Policy Account value that may be maintained under the policy. In some cases, this may cause us to take action in order to assure your policy continues to qualify as life insurance, including distribution of amounts that may be includable as income. Such changes can also affect the tax treatment of prior distributions made during the same taxable year or in anticipation of a reduction in benefits (generally within two years before a reduction in benefits). See POLICY CHANGES in Part 2 of this prospectus.

IF YOUR INCENTIVE LIFE PLUS POLICY IS NOT A MODIFIED ENDOWMENT, as long as it remains in force, a loan under your policy will be treated as indebtedness and no part of the loan will be subject to current Federal income tax. Interest on the loan will generally not be tax deductible. After the first 15 policy years, the proceeds from a partial withdrawal will generally not be subject to Federal income tax except to the extent such proceeds exceed your "Basis" in your policy. Your Basis in your policy generally will equal the premiums you have paid less any amounts previously recovered through tax-free policy distributions. During the first fifteen policy years, the proceeds from a partial withdrawal could be subject to Federal income tax to the extent of any gain in your policy (to the extent your Policy Account value exceeds your Basis in your policy). The portion subject to tax will depend upon a complex formula depending in part upon the ratio of your death benefit to the Policy Account value (or in some cases, the premiums paid) under your policy and the age of the insured person at the time of the withdrawal. For example, a partial withdrawal from a heavily funded policy or a withdrawal from a policy where the benefits have been or within the next two years will be substantially reduced can cause all or a portion of the distribution to be taxable to the extent of gain in your policy.

If at any time your policy is surrendered, the excess, if any, of your Cash Surrender Value (which includes the amount of policy loan and accrued loan interest) over your Basis will be subject to Federal income tax. IN ADDITION, IF A POLICY TERMINATES WHILE THERE IS A POLICY LOAN, THE CANCELLATION OF SUCH LOAN AND ACCRUED LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE ABOVE RULES. On the Final Policy Date, the excess of the amount of any benefit paid, not taking into account any reduction for any loan and accrued loan interest, over your Basis in the policy, will be subject to Federal income tax.

IF YOUR POLICY IS A MODIFIED ENDOWMENT, any distribution from your policy will be taxed on an "income-first" basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or partial withdrawal. Any such distributions will be considered taxable income to you to the extent your Policy Account value exceeds your Basis in the policy. For modified endowments, your Basis would be increased by the amount of any prior loan under your policy that was considered taxable income to you. For purposes of determining the taxable portion of any distribution, all modified endowments issued by the same insurer or an affiliate to the same policyowner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowments.

A 10% penalty tax will generally apply to the taxable portion of a distribution from a modified endowment. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary. If your policy is surrendered, the excess, if any, of your Cash Surrender Value over your Basis will be subject to Federal income tax and, unless one of the above exceptions applies, the 10% penalty tax. If your policy terminates while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules. In addition, upon the Final Policy Date the excess of the amount of any benefit paid, not taking into account any reduction for any loan and accrued loan interest, over your Basis in the policy, will be subject to Federal income tax and, unless an exception applies, a 10% penalty tax.

If your policy becomes a modified endowment, distributions that occur during the policy year it becomes a modified endowment and any subsequent policy year will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment will be subject to tax in this manner. THIS MEANS THAT A DISTRIBUTION MADE FROM A POLICY THAT IS NOT A MODIFIED ENDOWMENT COULD LATER BECOME TAXABLE AS A DISTRIBUTION FROM A MODIFIED ENDOWMENT. The Secretary of the Treasury has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment.

POLICY TERMINATIONS. A policy which has terminated without value may have the tax consequences described above even though you may be able to reinstate your policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

LIVING BENEFITS. Amounts received under a life insurance contract on the life of individuals who are terminally ill, as defined by the tax law, are generally excludable from gross income as amounts paid by reason of the death of the insured. We believe that the living benefit which may be payable under your policy meets the law's definition of terminally ill and can qualify for this exclusion. This exclusion does not apply, however, to amounts paid to someone other than the insured if the payee has an insurable interest in the insured's life because the insured is a director, officer or employee of the payee or by reason of the insured being financially interested in any trade or business carried on by the payee.

DIVERSIFICATION. Under Section 817(h) of the Code, the Secretary of the Treasury has the authority to set standards for diversification of the investments underlying variable life insurance policies. The Treasury Department has issued final regulations regarding the diversification requirements. Failure by us to meet these requirements would disqualify your policy as a variable life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to Federal income tax on the income under the policy for the period of the disqualification and subsequent periods. The Separate Account, through the Trusts, intends to comply with these requirements.

In connection with the issuance of the then temporary diversification regulations, the Treasury Department stated that it anticipated the issuance of regulations or rulings prescribing the circumstances in which the ability of a policyowner to direct his investment to particular funds of a separate account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets in the account. If you were considered the owner of the assets of the Separate Account, income and gains from the account would be included in your gross income for Federal income tax purposes. Under current law we believe that Equitable, and not the owner of the policy, would be considered the owner of the assets of the Separate Account.

POLICY CHANGES. To receive the tax treatment discussed above, your policy must initially qualify and continue to qualify as life insurance under Sections 7702 and 817(h) of the Code. We have reserved in the policy the right to decline to accept all or part of any premium payments, decline to change death benefit options, make face amount changes or decline to make partial withdrawals that based upon our interpretation of current tax rules would cause your policy to fail to qualify. We may also make changes in the policy or its riders or require additional premium payments or make distributions from the policy to the extent we deem necessary to qualify your policy as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. You will be given written notice of such changes.

TAX CHANGES. The United States Congress has in the past considered, is currently considering, and may in the future consider, legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing laws. State tax laws or, if you are not a United States resident, foreign tax laws, may also affect the tax consequences to you, the insured person or your beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences described above may be altered. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have retroactive effect. We suggest you consult your legal or tax adviser.

ESTATE AND GENERATION SKIPPING TAXES. If the insured person is the policyowner, the death benefit under Incentive Life Plus will generally be includable in the policyowner's estate for purposes of Federal estate tax. If the policyowner is not the insured person, under certain conditions only the Cash Surrender Value of the policy would be so includable upon the death of the policyowner. If the policyowner is not the insured and the insured dies with someone other than the owner as beneficiary, the policyowner will be considered to have made a gift transfer to the beneficiary of such proceeds. Federal estate tax is integrated with Federal gift tax under a unified rate schedule. In general, estates less than $625,000 for decedents dying during 1998 (scheduled to increase in subsequent years to $1 million by the year 2005) will not incur a Federal estate tax liability. In addition, an unlimited marital deduction may be available for Federal estate tax purposes.

As a general rule, if a "transfer" is made to a person two or more generations younger than the policyowner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with your tax adviser for specific information, especially where benefits are passing to younger generations.

The particular situation of each policyowner, insured or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of Federal estate and generation skipping taxes as well as state and local estate, inheritance and other taxes.

PENSION AND PROFIT-SHARING PLANS. If Incentive Life Plus policies are purchased by a fund which forms part of a pension or profit-sharing plan qualified under Sections 401(a) or 403 of the Code for the benefit of participants covered under the plan, the Federal income tax treatment of such policies will be somewhat different from that described above.

If purchased as part of a pension or profit-sharing plan, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy Account value will not be subject to Federal income tax. However, the Policy Account value will generally be taxable to the extent it exceeds the sum of $5,000 plus the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from his Policy Account or was an owner-employee under the plan.

There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax-qualified plan. You should consult your legal adviser.

TRADE OR BUSINESS ENTITY OWNS OR IS DIRECTLY OR INDIRECTLY A BENEFICIARY OF THE POLICY. Where a policy is owned by other than a natural person, the owner's ability to deduct interest on business borrowing unrelated to the policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer's otherwise deductible interest expense unless the policy covers only one individual, and such individual is, at the time first covered by the policy, a 20 percent owner of the trade or business entity that owns the policy, or an officer, director, or employee of such trade or business. Although this limitation generally does not apply to policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the beneficiary under a policy (e.g., pursuant to a split-dollar agreement), the policy shall be treated as held by such trade or business. The effect will be that a portion of the trade or business entity's deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.

The portion of the entity's interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer's average unborrowed cash value bears to the sum of the taxpayer's average unborrowed cash value and average adjusted bases of all other assets. These rules disallowing interest expenses for trade or business entities generally apply to contracts issued after June 8, 1997 in taxable years ending after such date. However, for purposes of the preceding sentence, any material increase in the death benefit or other material change in a contract shall be treated as a new contract. Any corporate or business use of life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to business-owned life insurance.

OTHER EMPLOYEE BENEFIT PROGRAMS. Complex rules may apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These policyowners also must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the policy as life insurance for Federal income tax purposes and the right of the beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974 (ERISA). You should consult your legal adviser.

OUR TAXES. Under the life insurance company tax provisions of the Code, variable life insurance is treated in a manner consistent with fixed life insurance. The operations of the Separate Account are reported in our Federal income tax return but we currently pay no income tax on investment income and capital gains reflected in variable life insurance policy reserves. Therefore, no charge is currently being made to any Fund for taxes. We reserve the right to make a charge in the future for taxes incurred, for example, a charge to the Separate Account for income taxes incurred by us that are allocable to the policy.

We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to the Separate Account or allocable to the policy.

WHEN WE WITHHOLD INCOME TAXES. Generally, unless you provide us with a written election to the contrary before we make the distribution, we are required to withhold Federal income tax from any portion of the money you receive if the withdrawal of money from your Policy Account or the surrender or the maturity of your policy is a taxable transaction. If you do not wish us to withhold tax from the payment, or if enough is not withheld, you may have to pay later. You may also have to pay penalties under the tax rules if your withholding and estimated tax payments are insufficient. States may also require us to withhold tax on payments to you. In the case of non-U.S. residents and/or non-U.S. citizens, special withholding rules will apply. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

PART 3: ADDITIONAL INFORMATION

YOUR VOTING PRIVILEGES

TRUST VOTING PRIVILEGES. As explained in Part 1, we invest the assets in the Funds in Class IB shares of the corresponding portfolios of the HRT or the EQAT. Equitable is the legal owner of the shares of each Trust and will attend, and has the right to vote at, any meeting of the HRT's or EQAT's shareholders. Among other things, we may vote on any matters described in either Trust's prospectus or requiring a vote by shareholders under the 1940 Act.

Even though we own the shares, to the extent required by the 1940 Act, you will have the opportunity to tell us how to vote the number of shares that can be attributed to your policy. We will vote those shares at meetings of HRT or EQAT shareholders according to your instructions. If we do not receive instructions in time from all policyowners, we will vote shares in a portfolio for which no instructions have been received in the same proportion as we vote shares for which we have received instructions in that portfolio. We will vote any HRT or EQAT shares that we are entitled to vote directly due to amounts we have accumulated in the Funds in the same proportions that all policyowners vote, including those who participate in other separate accounts. If the Federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the HRT or EQAT in our own right or to restrict policyowner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES. You may participate in voting only on matters concerning the HRT or EQAT portfolios corresponding to the Funds to which your Policy Account is allocated. The number of HRT or EQAT shares in each Fund that are attributable to your policy is determined by dividing the amount in your Policy Account allocated to that Fund by the net asset value of one share of the corresponding portfolio as of the record date set by either HRT's or EQAT's Board for its respective shareholders meeting. The record date for this purpose must be at least 10 and no more than 90 days before the particular shareholder meeting. Fractional shares are counted.

If you are entitled to give us voting instructions, we will send you proxy material and a form for providing voting instructions. In certain cases, we may disregard instructions relating to changes in a portfolio's adviser or its investment policies. We will advise you if we do and detail the reasons in the next semiannual report to policyowners.

SEPARATE ACCOUNT VOTING RIGHTS. Under the 1940 Act, certain actions (such as some of those described under OUR RIGHT TO CHANGE HOW WE OPERATE below) may require policyowner approval. In that case, you will be entitled to one vote for every $100 of value you have in the Funds. We will cast votes attributable to amounts we have in the Funds in the same proportions as votes cast by policyowners.

OUR RIGHT TO CHANGE HOW WE OPERATE

In addition to changing or adding investment companies, we have the right to modify how we or the Separate Account operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:

o add Funds to, or remove Funds from, the Separate Account, combine two or more Funds within the Separate Account, or withdraw assets relating to Incentive Life Plus from one Fund and put them into another;

o    register or end the  registration  of the Separate  Account  under the 1940
     Act;

o operate the Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of persons who are "interested persons" of Equitable under the 1940 Act);

o restrict or eliminate any voting rights of policyowners or other people who have voting rights that affect the Separate Account;

o operate the Separate Account or one or more of the Funds in any other form the law allows, including a form that allows us to make direct investments. Our Separate Account may be charged an advisory fee if its investments are made directly rather than through an investment company. We may make any legal investments we wish. In choosing these investments, we will rely on our own or outside counsel for advice. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If any changes are made that result in a material change in the underlying investments of a Fund, you will be notified as required by law. We may, for example, cause the Fund to invest in a mutual fund other than, or in addition to, the HRT or EQAT. If you then wish to transfer the amount you have in that Fund to another Fund of the Separate Account or to the Guaranteed Interest Account, you may do so, without charge, by contacting our Administrative Office. At the same time, you may also change how your net premiums and deductions are allocated.

OUR REPORTS TO POLICYOWNERS

Shortly after the end of each policy year you will receive a report that includes information about your policy's current death benefit, Policy Account value, Cash Surrender Value and policy loan. Notices will be sent to you to confirm premium payments (except premiums paid through an automated arrangement), transfers and certain other policy transactions.

LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY

We can challenge the validity of your insurance policy based on material misstatements in your application and any application for change. However, there are some limits on how and when we can challenge the policy.

o We cannot challenge the policy after it has been in effect, during the insured person's lifetime, for two years from the date the policy was issued or restored after termination. (Some states may require that we measure this time in some other way.)

o    We  cannot   challenge  any  policy   change  that  requires   evidence  of
     insurability (such as an increase in Face Amount or a substitution of insured person) after the change has been in effect for two years during the insured person's lifetime.

o We cannot challenge an additional benefit rider that provides benefits in the event that the insured person becomes totally disabled, after two years from the later of the Issue Date or the date as of which the additional benefit rider became effective. We can require proof of continuing disability while such a rider is in effect as specified in the rider.

If the insured person dies within the time that we may challenge the validity of the policy, we may delay payment until we decide whether to challenge the policy. If the insured person's age or sex is misstated on any application, the death benefit and any additional benefits provided will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the insured person's correct age and sex.

If the insured person commits suicide within two years after the date on which the policy was issued, the death benefit will be limited to the total of all premiums that have been paid to the time of death minus any outstanding policy loan, accrued loan interest and any partial withdrawals of Net Cash Surrender Value. If the insured person commits suicide within two years after the effective date of an increase in Face Amount that you requested, we will pay the death benefit based on the Face Amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (including the transaction charge for the Face Amount increase). A new two-year suicide and contestability period will begin on the date of substitution following a substitution of insured. Some states require that we measure this time by some other date.

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

YOUR PAYMENT OPTIONS

Policy benefits or other payments, such as the Net Cash Surrender Value, may be paid immediately in one sum or you may choose another form of payment for all or part of the money. Payments under these options are not affected by the investment experience of any Fund. Instead, interest accrues pursuant to the options chosen.

You will make a choice of payment option (or any later changes) and your choice will take effect in the same way as it would if you were changing a beneficiary. (See YOUR BENEFICIARY below.) If you do not arrange for a specific form of payment before the insured person dies, the beneficiary will be paid through the Equitable Access Account.(TM) The Equitable Access Account is not available to corporate or other non-natural beneficiaries. See WHEN WE PAY POLICY PROCEEDS below. The beneficiary will then have a choice of payment options. However, if you do make an arrangement with us for how the money will be paid, the beneficiary cannot change the choice after the insured person dies. Different payment options may result in different tax consequences.

The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.

YOUR BENEFICIARY

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the insurance benefits of the policy. You may change the beneficiary during the insured person's lifetime by writing to our Administrative Office. If no beneficiary is living when the insured person dies, we will pay the death benefit in equal shares to the insured person's surviving children. If there are no surviving children, we will pay the death benefit to the insured person's estate.

ASSIGNING YOUR POLICY

You  may  assign  (transfer)  your  rights  in the  policy  to  someone  else as collateral  for a loan or for some  other  reason,  if we  agree.  A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action taken before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership. BECAUSE THERE MAY BE TAX CONSEQUENCES, INCLUDING THE LOSS OF INCOME TAX-FREE TREATMENT FOR ANY DEATH BENEFIT PAYABLE TO THE BENEFICIARY, YOU SHOULD CONSULT YOUR TAX ADVISER PRIOR TO MAKING AN ASSIGNMENT.

WHEN WE PAY POLICY PROCEEDS

We will pay any death benefits, maturity benefit, Net Cash Surrender Value or loan proceeds within seven days after we receive the last required form or request (and other documents that may be required for payment of death benefits) at our Administrative Office. Death benefits are determined as of the date of death of the insured person and will not be affected by subsequent changes in the unit values of the Funds. Death benefits will generally be paid through the Equitable Access Account, an interest bearing checking account. A beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest from the date of death to the date the Equitable Access Account is closed. If an Equitable agent helps the beneficiary of a policy to prepare the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook or check to the agent within seven days after we receive the required documents. Our agents will take reasonable steps to arrange for prompt delivery to the beneficiary.

We may, however, delay payment if we contest the policy. We may also delay payment if we cannot determine the amount of the payment because the New York Stock Exchange is closed, because trading in securities has been restricted by the SEC, or because the SEC has declared that an emergency exists. In addition, if necessary to protect our policyowners, we may delay payment where permitted under applicable law.

We may defer payment of any Net Cash Surrender Value or loan amount (except a loan to pay a premium to us) from the Guaranteed Interest Account for up to six months after we receive your request. We will pay interest of at least 3% a year from the date we receive your request if we delay more than 30 days in paying you such amounts from the Guaranteed Interest Account.

DIVIDENDS

No dividends are paid on the policy described in this prospectus.

REGULATION

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every jurisdiction where we sell policies.

The Incentive Life Plus policy (Plan No. 94-300) has been filed with and approved by insurance officials in 50 states, the District of Columbia, Puerto Rico and the Virgin Islands. We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell policies. The officials are responsible for reviewing our reports to be sure that we are financially sound.

SPECIAL CIRCUMSTANCES

Equitable may vary the charges and other terms of Incentive Life Plus where special circumstances result in sales or administrative expenses or mortality risks that are different than those normally associated with Incentive Life Plus policies. These variations will be made only in accordance with uniform rules that we establish.

DISTRIBUTION

Equitable Distributors, Inc. (EDI) is a principal underwriter of HRT and EQAT, a principal underwriter of the Separate Account and is also a distributor of certain of our variable life insurance policies and variable annuity contracts. EDI's principal business address is 1290 Avenue of the Americas, New York, NY 10104. EDI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 (1934 Act) and is a member of the National Association of Securities Dealers, Inc. In 1996 and 1997, EDI was paid a fee of $1,204,370 and $20,088,049, respectively, for its services under a Distribution Agreement with Equitable and its separate accounts.


Incentive Life Plus policies are sold through agencies (both affiliated and unaffiliated with Equitable) licensed by state insurance officials, and their affiliated broker-dealers who are registered under the 1934 Act and are members of the NASD. Such agencies and their affiliated broker-dealers have entered into selling agreements with EDI. Agents who sell our policies are licensed by state insurance officials to sell our variable life policies, are appointed as agents of Equitable, and are Registered Representatives of their agencies' affiliated broker-dealer. When EDI has acted as distributor, sales commissions will be paid by Equitable to the agency which sells you this policy. We pay commissions from our own resources, including the Premium Sales Charge deducted from your premium and any Premium Surrender Charge we might collect. Generally, during the first policy year, the agency will receive a commission equal to a maximum of 50% of the premiums paid up to a certain amount and 3% of the premiums paid in excess of that amount. For policy years two through ten, the agency receives a commission up to a maximum of 3% of the premiums paid up to a certain amount and 3% of the premiums paid in excess of that amount. Following a requested Face Amount increase, commissions on a portion of the premium will be calculated based on the same rates described above. Use of a term rider on the insured person in place of an equal amount of coverage under the base policy generally reduces commissions. Commissions paid to an agency based upon refunded premiums will be recovered.


LEGAL PROCEEDINGS

We are not involved in any legal proceedings that would be considered material with respect to a policyowner's interest in the Separate Account.

ACCOUNTING AND ACTUARIAL EXPERTS

The financial statements of Separate Account FP and Equitable included in this prospectus have been audited for the years ended December 31, 1997, 1996 and 1995 by Price Waterhouse LLP, as stated in their reports. The financial statements of Separate Account FP and Equitable have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.

The financial statements of Equitable contained in this prospectus should be considered only as bearing upon the ability of Equitable to meet its obligations under the Incentive Life Plus policies. They should not be considered as bearing upon the investment experience of the funds of the Separate Account. The financial statements of Separate Account FP include periods when Separate
Account FP was part of Equitable Variable, a wholly owned subsidiary of Equitable. The assets of Separate Account FP were assumed by Equitable on January 1, 1997 when Equitable Variable was merged into Equitable.

Actuarial matters in this prospectus have been examined by Barbara Fraser, F.S.A., M.A.A.A., who is a Vice President and Actuary of Equitable. Her opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. If you would like the additional information, you may obtain it from the SEC's main office in Washington, D.C. You will have to pay a fee for the material.

YEAR 2000 PROGRESS

Equitable relies upon various computer systems in order to administer your policy and operate the investment portfolios. Some of these systems belong to service providers who are not affiliated with Equitable.

In 1995, Equitable began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000, and Equitable believes it has identified those of its systems critical to business operations that are not Year 2000 compliant. By year end 1998, Equitable expects that the work of modifying or replacing non-compliant systems will substantially be completed and expects a comprehensive test of its Year 2000 compliance will be performed in the first half of 1999. Equitable is in the process of seeking assurances from third party service providers that they are acting to address the Year 2000 issue with the goal of avoiding any material adverse effect on services provided to policy holders and on operations of the investment portfolios. Any significant unresolved difficulty related to the Year 2000 compliance initiatives could have a material adverse effect on the ability to administer your policy and operate the investment portfolios. Assuming the timely completion of computer modifications by Equitable and third party service providers, there should be no material adverse effect on our ability to perform these functions.

MANAGEMENT

Here is a list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.


------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                  BUSINESS EXPERIENCE
BUSINESS ADDRESS                    WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Francoise  Colloc'h                 Director of Equitable since July 1992. Senior Executive Vice President,  Human Resources
AXA-UAP                             and Communications of AXA-UAP  ("AXA-UAP"), and various positions with AXA-UAP affiliated
23, Avenue Matignon                 companies. Director of the Holding Company.
75008 Paris, France
------------------------------------------------------------------------------------------------------------------------------------
Henri de Castries                   Director  of  Equitable  since  September  1993.  Director  and  Chairman of the Board of
AXA-UAP                             the Holding Company since April 1998.  Prior  thereto,  Vice  Chairman of the Board of the
23, Avenue Matignon                 Holding  Company since February 1996. Senior Executive Vice President,  Financial Services and
75008 Paris, France                 Life Insurance  Activities of AXA-UAP since 1996.  Also Director or Officer of various subsidiaries  and affiliates of the AXA-UAP Group  (formerly  known as the AXA Group). Director of other Equitable affiliates. Previously held other  officerships  with the AXA Group.
------------------------------------------------------------------------------------------------------------------------------------
Joseph L. Dionne                    Director of Equitable  since May 1982.  Chairman and Chief Executive of The  McGraw-Hill
The McGraw-Hill Companies           Companies. Director of the Holding Company.
1221 Avenue of the Americas
New York, NY 10020
------------------------------------------------------------------------------------------------------------------------------------
Denis Duverne                       Director of Equitable since February 1998. Senior Vice President of AXA-UAP.  Director since
AXA-UAP                             February 1996, Alliance. Director since February 1997, Donaldson Lufkin & Jenrette ("DLJ").
23, Avenue Matignon
75008 Paris, France
------------------------------------------------------------------------------------------------------------------------------------
William T. Esrey                    Director of Equitable since July 1986.  Chairman and Chief Executive  Officer of Sprint
Sprint Corporation                  Corporation. Director of the Holding Company.
P.O. Box 11315
Kansas City, MO 64112
------------------------------------------------------------------------------------------------------------------------------------
Jean-Rene Fourtou                   Director of Equitable since July 1992.  Chairman and Chief Executive  Officer of  Rhone-Poulenc
Rhone-Poulenc S.A.                  S.A. Member of the Supervisory Board of AXA-UAP since January 1997. Director of the Holding
25, Quai Paul Doumer                Company.
92408 Courbevoie Cedex
France
------------------------------------------------------------------------------------------------------------------------------------
Norman C. Francis                   Director of Equitable since March 1989. President of Xavier University of Louisiana.
Xavier University of Louisiana
7325 Palmetto Street
New Orleans, LA  70125
------------------------------------------------------------------------------------------------------------------------------------


NAME AND PRINCIPAL                            BUSINESS EXPERIENCE
BUSINESS ADDRESS                              WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
DIRECTORS (continued)
------------------------------------------------------------------------------------------------------------------------------------
Donald J. Greene                              Director of Equitable since July 1991. Partner,  LeBoeuf, Lamb, Greene & MacRae.
LeBouef, Lamb, Greene & MacRae                Director of the Holding Company.
125 West 55th Street
New York, NY  10019-4513
------------------------------------------------------------------------------------------------------------------------------------
John T. Hartley                               Director of Equitable since August  1987.  Currently a Director and retired Chairman
Harris Corporation                            and Chief Executive Officer of Harris Corporation (retired July 1995);
1025 NASA Boulevard                           previously held other officerships with  Harris  Corporation. Director of the Holding
Melbourne, FL  32919                          Company.
------------------------------------------------------------------------------------------------------------------------------------
John H.F. Haskell, Jr.                        Director of Equitable since July 1992.  Managing Director of SBC Warburg Dillon Read,
SBC Warburg Dillon Read, Inc.                 Inc. and member of its Board of Directors. Director of the Holding Company.
535 Madison Avenue
New York, NY  10028
------------------------------------------------------------------------------------------------------------------------------------
Mary R. (Nina) Henderson                      Director of Equitable  since December 1996.  President of Bestfoods  Grocery
Bestfoods Grocery                             (formerly CPC Specialty Markets Group) of BESTFOODS (formerly CPC International,
BESTFOODS                                     Inc.) since 1993. Prior thereto,  President of CPC Specialty Products and Best Foods
International Plaza                           Exports. Director of the Holding Company.
700 Sylvan Avenue
Englewood Cliffs, NJ 07632-9976
------------------------------------------------------------------------------------------------------------------------------------
W. Edwin Jarmain                              Director of Equitable  since July 1992.  President of Jarmain Group Inc.; also an
Jarmain Group Inc.                            Officer or Director of several affiliated companies.  Chairman and Director of FCA
121  King  Street  West                       International Ltd. Director of various AXA  affiliated companies. Previously held
Suite 2525                                    other officerships with FCA International. Director of the Holding Company.
Toronto, Ontario M5H 3T9
Canada
------------------------------------------------------------------------------------------------------------------------------------
G. Donald Johnston, Jr.                       Director of Equitable since January 1986. Retired Chairman and Chief Executive Officer
184-400 Ocean Road                            of JWT Group, Inc. and J. Walter Thompson Company.
John's Island
Vero Beach, FL  32963
------------------------------------------------------------------------------------------------------------------------------------
George T. Lowy                                Director of Equitable since July 1992. Partner, Cravath, Swaine & Moore.
Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY  10019
------------------------------------------------------------------------------------------------------------------------------------
Didier Pineau-Valencienne                     Director of Equitable  since February 1996.  Chairman and Chief  Executive  Officer of
Schneider S.A.                                Schneider S.A. and Chairman or Director of numerous subsidiaries and affiliated
64/70, Avenue Jean-Baptiste Clement           companies of Schneider.  Director of AXA-UAP and the Holding Company.
92646 Boulogne-Billancourt Cedex
France
------------------------------------------------------------------------------------------------------------------------------------
George J. Sella, Jr.                          Director of  Equitable  since May 1987.  Retired  Chairman  and Chief  Executive
P.O. Box 397                                  Officer of American Cyanamid Company (retired April 1993);  previously held other
Newton, NJ  07860                             officerships  with American  Cyanamid. Director of the Holding Company.
------------------------------------------------------------------------------------------------------------------------------------
Dave H. Williams                              Director  of  Equitable  since March  1991.  Chairman  and Chief  Executive  Officer
Alliance Capital Management                   of Alliance  and Chairman or Director of numerous  subsidiaries and affiliated
Corporation                                   companies of Alliance.  Director of the Holding Company.
1345 Avenue of the Americas
New York, NY  10105
------------------------------------------------------------------------------------------------------------------------------------

NAME AND PRINCIPAL                            BUSINESS EXPERIENCE
BUSINESS ADDRESS                              WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS AND DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Michael Hegarty                               Director of Equitable since January 1998.  President  since January 1998 and Chief
                                              Operating  Officer since  February 1998,  Equitable.  Vice Chairman  since April 1998,
                                              Senior  Executive Vice President (January 1998 to April 1998),  and Director and
                                              Chief Operating Officer (both since January 1998), the Holding Company. Vice Chairman
                                              (from 1996 to 1997), Chase Manhattan  Corporation.  Vice Chairman (from  1995 to 1996)
                                              and  Senior  Executive  Vice  President  (from  1991 to 1995),  Chemical  Bank.
                                              Executive  Vice  President,  Chief  Operating  Officer  and  Director  since  March
                                              1998,  Equitable Investment  Corporation  ("EIC"),  ACMC, Inc. ("ACMC") and Equitable
                                              Capital  Management  Corporation ("ECMC").
------------------------------------------------------------------------------------------------------------------------------------
Edward D. Miller                              Director of Equitable  since August 1997.  Chairman of the Board since January 1998,
                                              Chief Executive Officer since August 1997, President (August 1997 to January 1998),
                                              Equitable.  Director,  President and Chief Executive Officer, all since August 1997, the Holding Company. Senior Vice Chairman,  Chase Manhattan  Corporation  (March 1996
                                              to April 1997).  President  (January 1994 to March 1996) and Vice Chairman (December
                                              1991 to January 1994), Chemical Bank. Director,  Alliance (since August 1997), DLJ
                                              (since  November  1997),  ECMC (since March 1998) and ACMC (since March  1998).
                                              Director,  Chairman, President and Chief Executive Officer since March 1998, EIC.
------------------------------------------------------------------------------------------------------------------------------------
Stanley B. Tulin                              Director of Equitable  since February 1998.  Vice Chairman of the Board since February
                                              1998 and Chief Financial  Officer since April 1996,  Equitable.  Executive Vice
                                              President  since May 1996 and Chief Financial  Officer  since May 1997,  the Holding
                                              Company.  Vice  President  since March 1997,  EQAT. Director since July 1997,
                                              Alliance.  Director,  Executive Vice President and Chief Financial Officer since June
                                              1997, EIC.  Director,  Chairman,  President and Chief  Executive  Officer since July
                                              1997, ACMC. Prior thereto, Chairman, Insurance Consulting and Actuarial Practice,
                                              Coopers & Lybrand, L.L.P.
------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Leon B. Billis                                Executive Vice President and Chief Information Officer (since February 1998),
                                              Equitable.  Previously held other officerships with Equitable.
------------------------------------------------------------------------------------------------------------------------------------
Harvey Blitz                                  Senior Vice President and Deputy Chief  Financial  Officer,  Equitable.  Senior Vice
                                              President,  the Holding  Company.  Vice  President  and Chief  Financial  Officer
                                              since March 1997,  EQAT.  Chairman, Frontier Trust Company  ("Frontier").  Executive
                                              Vice President since November 1996 and Director,  EQ Financial Consultants,  Inc.
                                              ("EQF").  Director until May 1997, Equitable Distributors,  Inc. ("EDI") and Director
                                              and Officer of various  Equitable  affiliates.  Previously held other  officerships with Equitable and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Kevin R. Byrne                                Senior Vice President and Treasurer,  Equitable and the Holding  Company.  Treasurer,
                                              EquiSource and Frontier.  Vice President and Treasurer,  Equitable Casualty Insurance
                                              Company  ("Casualty") and EQAT (since March 1997). Previously held other officerships with Equitable and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Judy A. Faucett                               Senior Vice President and Actuary, Equitable, since September 1996. Partner and Senior
                                              Actuarial Consultant, Coopers & Lybrand L.L.P. (January 1989 to August 1996).
------------------------------------------------------------------------------------------------------------------------------------
Alvin H. Fenichel                             Senior Vice President and Controller, Equitable and the Holding Company. Previously
                                              held other officerships with Equitable and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Paul J. Flora                                 Senior Vice President and Auditor,  Equitable. Vice President and Auditor, the Holding
                                              Company, since September 1994. Vice President/Auditor, National Westminster Bank
                                              (November 1984 to June 1993).
------------------------------------------------------------------------------------------------------------------------------------
Mark A. Hug                                   Senior Vice President since April 1997, Equitable. Prior thereto, Vice President,
                                              Aetna.
------------------------------------------------------------------------------------------------------------------------------------


NAME AND PRINCIPAL                            BUSINESS EXPERIENCE
BUSINESS ADDRESS                              WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS (continued)
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Garber                              Executive Vice President and General Counsel, Equitable and the Holding Company.
                                              Previously  held other officerships with Equitable and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Jerome S. Golden                              Executive Vice President since November 1997, Equitable. Prior thereto,  President,
                                              Income Management Group (May 1994 to November 1997), Equitable.  Chairman and Chief
                                              Executive Officer (February 1995 to December 1997), EDI. Owner (November 1993 to May
                                              1994), JG Resources.
------------------------------------------------------------------------------------------------------------------------------------
Donald R. Kaplan                              Vice President and Chief Compliance Officer, Equitable. Previously held other officerships  with Equitable.
------------------------------------------------------------------------------------------------------------------------------------
Michael S. Martin                             Senior Vice President, and Chief Marketing Officer since January 1997, Equitable.
                                              Prior thereto, Senior Vice President.  Chairman and Chief Executive Officer, EQF.
                                              Vice President, EQAT (since March 1997) and HRT (until March 1998). Director,
                                              Equitable Underwriting and Sales Agency (Bahamas), Ltd. (since May 1996) and Colorado
                                              (since January  1995). Previously held other officerships with Equitable and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Douglas Menkes                                Senior Vice President and Corporate Actuary since June 1997, Equitable. Prior thereto,
                                              Consulting Actuary, Milliman & Robertson, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Peter D. Noris                                Executive Vice President and Chief Investment Officer, Equitable. Executive Vice
                                              President since May 1995 and Chief Investment Officer since July 1995, the Holding
                                              Company. Trustee, HRT, and Chairman, President and Trustee since March 1997, EQAT.
                                              Director,  Alliance,  since July 1995. Executive Vice President, EQF, since November
                                              1996. Prior to May 1995, Vice President/Manager, Insurance Companies Investment
                                              Strategies Group, Salomon Brothers, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Anthony C. Pasquale                           Senior Vice President, Equitable. Director, Chairman and Chief Operating Officer,
                                              Casualty, since September 1997. Previously held other officerships with Equitable and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Pauline Sherman                               Vice President, Secretary and Associate General Counsel, Equitable and the Holding
                                              Company, both  since  September 1995. Previously held other officerships with Equitable.
------------------------------------------------------------------------------------------------------------------------------------
Richard V. Silver                             Senior Vice President since February 1995 and Deputy General Counsel since June 1996,
                                              Equitable. Director, EQF. Previously held other officerships with Equitable and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Jose S. Suquet                                Senior Executive Vice President since August 1994, Chief Distribution Officer since
                                              December 1997 and Chief Agency Officer (August 1994 to December 1997), Equitable.
                                              Prior thereto, Agency Manager. Executive Vice President since May 1996, the Holding
                                              Company. Vice President since March 1998, HRT.
------------------------------------------------------------------------------------------------------------------------------------

PART 4: ILLUSTRATIONS OF POLICY BENEFITS

To help clarify how the key financial elements of the policy work, a series of tables has been prepared. The tables show how death benefits, Policy Account and Cash Surrender Values ("policy benefits") under a hypothetical Incentive Life Plus policy could vary over time if the Funds of our Separate Account had CONSTANT hypothetical gross annual investment returns of 0%, 6% or 12% over the years covered by each table. Actual investment results may be more or less than those shown. The tables are for a 40-year-old preferred risk male non-tobacco user. Planned premium payments of $4,000 for an initial Face Amount of $300,000 are assumed to be paid at the beginning of each policy year. The illustration assumes no policy loan has been taken. The differences between the Policy Account and the Cash Surrender Values in the first fifteen years are the Surrender Charges. See SURRENDER CHARGES in Part 2 of this prospectus.

The tables illustrate both current and guaranteed charges. The current charges include reductions in cost of insurance charges beginning in the tenth policy year, which are not guaranteed, and daily charges against the Separate Account Funds of .60% per annum for mortality and expense risks (.90% for the guaranteed table). The tables also assume 0.56% per annum for investment management (the average of the advisory fees payable with respect to each HRT and EQAT portfolio based on average net assets for 1997, and for portfolios which commenced operations on December 31, 1997, estimated average net assets for 1998) and 0.32% per annum for other Trust expenses. The assumption for other Trust expenses equals the weighted average of the other expenses (including 12b-1 fees) of the HRT and EQAT portfolios based on average net assets for 1997 (and for portfolios which commenced operations on December 31, 1997, estimated average net assets for 1998). The effect of these adjustments is that on a 0% gross rate of return the net rate of return would be -1.48%, on 6% it would be 4.44%, and on 12% it would be 10.35%. Remember, however, that investment management fees and other Trust expenses vary by portfolio. See HRT'S MANAGER INVESTMENT ADVISER, EQAT'S MANAGER and EQAT'S INVESTMENT ADVISERS in Part 1 of this prospectus. The tables also assume a charge for taxes of 2% of premiums. There are tables for both death benefit Option A and death benefit Option B.

The second column of each table shows the effect of an amount equal to the premiums invested to earn interest, without regard to taxes, of 5% compounded annually. These tables show that if a policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value will be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning your policy for a relatively short time will be high.

The internal rate of return on Cash Surrender Value is equivalent to an interest rate (without regard to taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the Cash Surrender Value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (without regard to taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each policy year.

INDIVIDUAL ILLUSTRATIONS. On request, we will furnish you with a comparable illustration based on your policy's factors. Upon request after issuance, we will also provide a comparable illustration reflecting your actual Policy Account value. If you request illustrations more than once in any policy year, we may charge for the illustration.

                               INCENTIVE LIFE PLUS
            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


PLANNED PREMIUM $4,000
                                   MALE AGE 40
                         PREFERRED RISK NON-TOBACCO USER
                            ASSUMING CURRENT CHARGES

--------------------------------------------------------------------------------------------------------------------

                                  DEATH BENEFIT                 POLICY ACCOUNT              CASH SURRENDER VALUE
                            ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
   END OF                   ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
   POLICY      ACCUMULATED  ---------------------------   ---------------------------    ---------------------------
    YEAR       PREMIUMS(1)    0%       6%       12%          0%       6%      12%          0%       6%       12%
    ----       -----------  -------- -------- ---------   ---------------------------    -------- -------- ---------
      1      $    4,200     $300,000 $300,000 $300,000    $  2,366 $  2,546  $ 2,726      $   464  $   644 $    824
      2           8,610      300,000  300,000  300,000       5,237    5,761    6,309        3,135    3,659    4,207
      3          13,241      300,000  300,000  300,000       8,022    9,077   10,220        5,720    6,775    7,918
      4          18,103      300,000  300,000  300,000      10,714   12,487   14,483        8,392   10,165   12,161
      5          23,208      300,000  300,000  300,000      13,316   16,000   19,141       10,974   13,658   16,799

      6          28,568      300,000  300,000  300,000      15,819   19,610   24,226       13,457   17,248   21,864
      7          34,196      300,000  300,000  300,000      18,221   23,319   29,780       15,851   20,949   27,411
      8          40,106      300,000  300,000  300,000      20,521   27,130   35,855       18,331   24,940   33,665
      9          46,312      300,000  300,000  300,000      22,742   31,073   42,533       20,552   28,883   40,343
     10          52,827      300,000  300,000  300,000      25,021   35,302   50,043       23,196   33,447   48,218

     15          90,630      300,000  300,000  300,000      35,237   58,965  101,049       35,237   58,965  101,049

     20         138,877      300,000  300,000  300,000      43,139   87,515  185,982       43,139   87,515  185,982

   25 (age 65)  200,454      300,000  300,000  406,681      48,964  124,067  333,345       48,964  124,067  333,345

                                             INITIAL FACE AMOUNT $300,000

                                                   DEATH BENEFIT OPTION A


--------------------------------------------------------------------------
               INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
               ON CASH SURRENDER VALUES            ON DEATH BENEFIT
             ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
   END OF    ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
   POLICY    ---------------------------    ------------------------------
    YEAR        0%       6%      12%           0%        6%        12%
             ---------------------------    --------- --------------------
      1      - 88.40% - 83.91% - 79.41%     7,400.00% 7,400.00% 7,400.00%
      2      - 48.33  - 42.07  - 35.91        717.47    717.47    717.47
      3      - 32.72  - 25.98  - 19.40        283.61    283.61    283.61
      4      - 24.21  - 17.34  - 10.68        162.42    162.42    162.42
      5      - 19.38  - 12.46   - 5.76        109.30    109.30    109.30

      6      - 16.34   - 9.37   - 2.66         80.35     80.35     80.35
      7      - 14.27   - 7.26   - 0.53         62.43     62.43     62.43
      8      - 12.56   - 5.57     1.13         50.35     50.35     50.35
      9      - 11.48   - 4.44     2.27         41.74     41.74     41.74
     10      - 10.21   - 3.26     3.37         35.31     35.31     35.31

     15       - 7.00   - 0.22     6.28         18.45     18.45     18.45

     20       - 6.34     0.85     7.49         11.41     11.41     11.41

  25 (age 65) - 6.07     1.62     8.35          7.67      7.67      9.61

----------
(1) Assumes net interest of 5% compounded annually.


THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                               INCENTIVE LIFE PLUS
            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


PLANNED PREMIUM $4,000
                                   MALE AGE 40
                         PREFERRED RISK NON-TOBACCO USER
                           ASSUMING GUARANTEED CHARGES

-------------------------------------------------------------------------------------------------------------------

                                  DEATH BENEFIT                 POLICY ACCOUNT             CASH SURRENDER VALUE
                            ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
   END OF                   ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN    ANNUAL INVESTMENT RETURN OF
   POLICY      ACCUMULATED  ---------------------------  ---------------------------   ---------------------------
    YEAR       PREMIUMS(1)    0%       6%       12%         0%       6%       12%         0%       6%      12%
    ----       -----------  -------- -------- ---------  --------- -------- --------   ---------------------------
      1      $    4,200     $300,000 $300,000 $300,000   $  2,331  $  2,509 $  2,687   $    429 $    607 $    785
      2           8,610      300,000  300,000  300,000      5,108     5,625    6,164      3,006    3,523    4,062
      3          13,241      300,000  300,000  300,000      7,790     8,824    9,944      5,489    6,522    7,642
      4          18,103      300,000  300,000  300,000     10,372    12,102   14,050      8,050    9,780   11,728
      5          23,208      300,000  300,000  300,000     12,856    15,464   18,517     10,514   13,122   16,175

      6          28,568      300,000  300,000  300,000     15,233    18,903   23,374     12,871   16,541   21,012
      7          34,196      300,000  300,000  300,000     17,499    22,418   28,657     15,130   20,049   26,287
      8          40,106      300,000  300,000  300,000     19,654    26,011   34,408     17,464   23,821   32,218
      9          46,312      300,000  300,000  300,000     21,692    29,680   40,675     19,502   27,490   38,485
     10          52,827      300,000  300,000  300,000     23,608    33,421   47,504     21,783   31,596   45,679

     15          90,630      300,000  300,000  300,000     30,969    52,952   92,163     30,969   52,952   92,163

     20         138,877      300,000  300,000  300,000     33,170    72,761  162,208     33,170   72,761  162,208

   25 (age 65)  200,454      300,000  300,000  337,764     27,240    90,746  276,856     27,240   90,746  276,856

                                              INITIAL FACE AMOUNT $300,000

                                                    DEATH BENEFIT OPTION A


---------------------------------------------------------------------------
                 INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
                ON CASH SURRENDER VALUES             ON DEATH BENEFIT
               ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
   END OF      ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
   POLICY      ---------------------------   ------------------------------
    YEAR          0%       6%      12%          0%        6%        12%
    ----       ---------------------------   --------- --------------------
      1        - 89.29% - 84.84% - 80.37%    7,400.00% 7,400.00% 7,400.00%
      2        - 49.93  - 43.66  - 37.50       717.47    717.47    717.47
      3        - 34.30  - 27.53  - 20.92       283.61    283.61    283.61
      4        - 25.65  - 18.75  - 12.05       162.42    162.42    162.42
      5        - 20.71  - 13.73   - 6.99       109.30    109.30    109.30

      6        - 17.59  - 10.55   - 3.79        80.35     80.35     80.35
      7        - 15.45   - 8.36   - 1.58        62.43     62.43     62.43
      8        - 13.67   - 6.60     0.15        50.35     50.35     50.35
      9        - 12.59   - 5.45     1.33        41.74     41.74     41.74
     10        - 11.43   - 4.34     2.40        35.31     35.31     35.31

     15         - 8.83   - 1.58     5.20        18.45     18.45     18.45

     20         - 9.41   - 0.91     6.33        11.41     11.41     11.41

   25 (age 65) - 12.39   - 0.76     7.15         7.67      7.67      8.43

----------
(1) Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                               INCENTIVE LIFE PLUS
            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


PLANNED PREMIUM $4,000
                                   MALE AGE 40
                         PREFERRED RISK NON-TOBACCO USER
                            ASSUMING CURRENT CHARGES

------------------------------------------------------------------------------------------------------------------

                                  DEATH BENEFIT               POLICY ACCOUNT                CASH SURRENDER VALUE
                            ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
   END OF                   ANNUAL INVESTMENT RETURN OF  ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
   POLICY      ACCUMULATED  ---------------------------  ---------------------------   ---------------------------
    YEAR       PREMIUMS(1)    0%       6%       12%         0%       6%       12%         0%       6%      12%
    ----       -----------  -------- -------- ---------  --------- -------- --------   ---------------------------
      1        $  4,200     $302,359 $302,538 $302,718   $  2,359  $  2,538 $  2,718   $    457 $    636  $   816
      2           8,610      305,217  305,739  306,284      5,217     5,739    6,284      3,115    3,637    4,182
      3          13,241      307,981  309,030  310,166      7,981     9,030   10,166      5,679    6,728    7,864
      4          18,103      310,642  312,402  314,382     10,642    12,402   14,382      8,320   10,080   12,060
      5          23,208      313,205  315,862  318,972     13,205    15,862   18,972     10,863   13,520   16,630

      6          28,568      315,658  319,402  323,960     15,658    19,402   23,960     13,296   17,040   21,598
      7          34,196      317,997  323,019  329,382     17,997    23,019   29,382     15,627   20,649   27,013
      8          40,106      320,222  327,714  335,280     20,222    26,714   35,280     18,032   24,524   33,091
      9          46,312      322,353  330,511  341,726     22,353    30,511   41,726     20,164   28,321   39,536
     10          52,827      324,529  334,562  348,937     24,529    34,562   48,937     22,704   33,737   47,112

     15          90,630      334,001  356,699  396,874     34,001    56,699   99,874     34,001   56,699   96,874

     20         138,877      340,666  381,946  473,212     40,666    81,946  173,212     40,666   81,946  173,212

   25 (age 65)  200,454      344,581  411,821  599,626     44,581   111,821  299,626     44,581  111,821  299,626

                                              INITIAL FACE AMOUNT $300,000

                                                    DEATH BENEFIT OPTION B


---------------------------------------------------------------------------
               INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
               ON CASH SURRENDER VALUES             ON DEATH BENEFIT
             ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
   END OF    ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
   POLICY    ---------------------------     ------------------------------
    YEAR        0%       6%      12%            0%        6%        12%
    ----     ---------------------------     --------- --------------------
      1      $ - 88.57% - 84.09% - 79.59%    7,458.98% 7,463.46% 7,467.96%
      2        - 48.58  - 42.33  - 36.18       724.95    725.70    726.48
      3        - 33.00  - 26.26  - 19.69       287.35    287.84    288.36
      4        - 24.50  - 17.65  - 10.99       165.06    165.49    165.98
      5        - 19.70  - 12.78   - 6.09       111.45    111.87    112.36

      6        - 16.68   - 9.71   - 3.01        82.22     82.65     83.18
      7        - 14.63   - 7.62   - 0.90        64.11     64.56     65.13
      8        - 12.94   - 5.95     0.74        51.91     52.39     53.01
      9        - 11.88   - 4.84     1.87        43.19     43.70     44.38
     10        - 10.63   - 3.68     2.95        36.70     37.23     37.98

     15         - 7.51   - 0.71     5.78        19.62     20.34     21.50

     20         - 7.01     0.23     6.89        12.43     13.34     15.03

   25 (age 65)  - 6.98     0.85     7.66         8.56      9.69     12.02

----------
(1) Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                               INCENTIVE LIFE PLUS
            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


PLANNED PREMIUM $4,000
                                   MALE AGE 40
                         PREFERRED RISK NON-TOBACCO USER
                           ASSUMING GUARANTEED CHARGES

------------------------------------------------------------------------------------------------------------------

                                 DEATH BENEFIT                POLICY ACCOUNT              CASH SURRENDER VALUE
                            ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
   END OF                   ANNUAL INVESTMENT RETURN OF  ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
   POLICY      ACCUMULATED  ---------------------------  ---------------------------   ---------------------------
    YEAR       PREMIUMS(1)    0%       6%       12%         0%       6%       12%         0%       6%      12%
    ----       -----------  -------- -------- ---------  --------- -------- --------   ---------------------------
      1      $    4,200     $302,324 $302,501 $302,680   $  2,324  $  2,501 $  2,680   $    422  $   599  $   778
      2           8,610      305,087  305,602  306,139      5,087     5,602    6,139      2,985    3,500    4,037
      3          13,241      307,748  308,776  309,889      7,748     8,776    9,889      5,446    6,474    7,587
      4          18,103      310,300  312,016  313,947     10,300    12,016   13,947      7,978    9,694   11,625
      5          23,208      312,744  315,325  318,346     12,744    15,325   18,346     10,402   12,983   16,004

      6          28,568      315,070  318,693  323,106     15,070    18,693   23,106     12,708   16,331   20,744
      7          34,196      317,274  322,118  328,257     17,274    22,118   28,257     14,905   19,748   25,887
      8          40,106      319,354  325,594  333,832     19,354    25,594   33,832     17,164   23,404   31,642
      9          46,312      321,304  329,119  339,868     21,304    29,119   39,868     19,114   26,929   37,678
     10          52,827      323,116  332,681  346,397     23,116    32,681   46,397     21,291   30,857   44,572

     15          90,630      329,668  350,562  387,759     29,668    50,562   87,759     29,668   50,562   87,759

     20         138,877      330,383  366,389  447,475     30,383    66,389  147,475     30,383   66,389  147,475

   25 (age 65)  200,454      322,213  375,642  532,128     22,213    75,642  232,128     22,213   75,642  232,128

                                               INITIAL FACE AMOUNT $300,000

                                                     DEATH BENEFIT OPTION B


----------------------------------------------------------------------------
                 INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
                 ON CASH SURRENDER VALUES           ON DEATH BENEFIT
   END OF       ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
   POLICY       ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
                ---------------------------   ------------------------------
    YEAR           0%       6%      12%          0%        6%        12%
    ----        ---------------------------   --------- --------------------
      1         - 89.46% - 85.02% - 80.56%    7,458.09% 7,462.53% 7,466.99%
      2         - 50.18  - 43.93  - 37.78       724.77    725.50    726.27
      3         - 34.60  - 27.83  - 21.23       287.24    287.72    288.23
      4         - 25.97  - 19.07  - 12.38       164.98    165.40    165.87
      5         - 21.05  - 14.07   - 7.34       111.38    111.79    112.27

      6         - 17.94  - 10.91   - 4.15        82.15     82.57     83.08
      7         - 15.83   - 8.74   - 1.96        64.04     64.48     65.03
      8         - 14.07   - 7.00   - 0.25        51.84     52.30     52.90
      9         - 13.01   - 5.87     0.91        43.13     43.61     44.27
     10         - 11.88   - 4.78     1.96        36.62     37.13     37.85

     15          - 9.46   - 2.17     4.62        19.48     20.15     21.24

     20         - 10.50   - 1.81     5.52        12.19     13.01     14.59

   25 (age 65)  - 15.04   - 2.22     5.99         8.13      9.11     11.29

-----------
(1) Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                                                                      APPENDIX A
COMMUNICATING PERFORMANCE DATA

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trusts and may compare the performance or ranking of the Separate Account Funds and the Trusts' portfolios with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds, or (3) data developed by us derived from such indices or averages. Advertisements or other communications furnished to present or prospective policyowners may also include evaluations of a Separate Account Fund or Trust portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuities / Life, Business Week, Forbes, Fortune, Institutional Investor, Money, Kiplinger's Personal Finance, Financial Planning, Investment Adviser, Investment Management Weekly, Money Management Letter, Investment Dealers Digest, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times, The Wall Street Journal, the Los Angeles Times and the Chicago Tribune.

Performance data for peer universes of funds with similar investment objectives are compiled by Lipper Analytical Services, Inc. (Lipper) in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey) and Morningstar, Inc. in the Morningstar Variable Annuity / Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 funds underlying variable annuity and life insurance products. The Lipper Survey divides these actively managed funds into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which differ in terms of the types of fees reflected in performance data. The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts. The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects asset-based charges that relate only to the underlying mutual fund.

The Morningstar Report consists of over 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following chart presents historical return trends for various types of securities. The information presented, while not directly related to the performance of the Funds of the Separate Account or the Trusts' portfolios, may help to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your Incentive Life Plus premiums.

Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short-term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Common Stock Fund of the Separate Account may, therefore, be a desirable selection for policyowners who are willing to accept such risks. Policyowners who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their net premiums to those funds that invest primarily in common stock. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The chart on page A-2 illustrates the average annual compound rates of return over selected time periods between December 31, 1926 and December 31, 1997 for common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and Treasury Bills. The Consumer Price Index is shown as a measure of inflation for comparison purposes. The average annual returns assume the reinvestment of dividends, capital gains and interest.

The information presented is an historical record of unmanaged groups of securities and is neither an estimate nor a guarantee of future results. In addition, investment management fees and expenses and charges associated with a variable life insurance policy are not reflected.

The rates of return illustrated do not represent returns of the Separate Account or the Trusts and do not constitute a representation that the performance of the Separate Account Funds or the Trusts' portfolios will correspond to rates of return such as those illustrated in the chart. For a comparative illustration of performance results of The Hudson River Trust plus performance of other Alliance funds with investment policies and objectives similar to those of the Alliance Small Cap Growth portfolio, see page B-1 of the HRT prospectus. For a comparative illustration of performance results of certain public mutual funds which are similar to EQAT portfolios and are managed by EQAT's Advisers, see page A-1 of the EQAT prospectus.


                         AVERAGE ANNUAL RATES OF RETURN

--------------------------------------------------------------------------------------------
FOR THE
FOLLOWING                       LONG-TERM  LONG-TERM  INTERMEDIATE-    U.S.    CONSUMER
PERIODS ENDING        COMMON   GOVERNMENT  CORPORATE    TERM GOV'T   TREASURY   PRICE
12/31/97:             STOCKS      BONDS      BONDS        BONDS        BILLS    INDEX
--------------------------------------------------------------------------------------------
 1 year.............   33.36%     15.85%     12.95%         8.38%       5.26%     1.92%
 3 years............   31.15      14.76      13.36          8.93        5.35      2.59
 5 years............   20.24      10.51       9.22          6.40        4.57      2.64
10 years............   18.05      11.32      10.85          8.33        5.44      3.43
20 years............   16.65      10.39      10.29          9.51        7.29      4.90
30 years............   12.12       8.63       8.86          8.52        6.77      5.34
40 years............   12.30       6.71       7.09          7.10        5.85      4.44
50 years............   13.12       5.70       6.07          6.04        4.99      3.94
60 years............   12.53       5.31       5.54          5.44        4.18      4.11
Since 1926..........   10.99       5.19       5.71          5.25        3.77      3.17
Inflation Adjusted
Since 1926..........    7.58       1.96       2.46          2.02        0.58

----------
Source: Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS, AND INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1998 YEARBOOK,(TM) Ibbotson Associates, Inc., Chicago. All rights reserved.

Common Stocks (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

Long-Term Government Bonds -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.

Long-Term Corporate Bonds -- For the period 1969 - 1997, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946
- 1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969 - 1997; for the period 1926 - 1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.

Intermediate-Term Government Bonds -- Measured by a one-bond portfolio constructed each year containing a bond with approximately a five-year maturity.

U.S. Treasury Bills -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

Inflation -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

                                      A-2
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